UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

each, a series of

Financial Investors Trust

April 28, 2023

Dear Fellow Shareholder,

You are receiving this letter because you own shares of one or more Grandeur Peak Funds. I am reaching out to request your proxy vote for the upcoming shareholder meeting at which it is proposed to reorganize each existing Grandeur Peak Fund from the Financial Investors Trust into a new trust for the Funds. There will be no material changes to the principal investment strategies of any Grandeur Peak Fund or to the way in which we as the investment adviser manage the Funds. This is simply a structural change to facilitate the Funds moving to a new back-office service provider. If approved by shareholders of the Funds, the reorganizations will result in the Funds being overseen by a new board of trustees and new officers. We are recommending shareholders approve the reorganizations because, although not guaranteed, we believe they could, over time, result in lower total annual fund operating expenses (before waivers and recoupment). The gross advisory fee payable to Grandeur Peak will not change as a result of the reorganization. The Board of Trustees of Financial Investors Trust has determined that the reorganizations are in the best interest of the Funds and their shareholders, and both we and the Board recommend shareholders approve the reorganizations.

If each reorganization is approved at the May shareholder meeting, the Funds are expected to move to the correspondingly named new series of the new Grandeur Peak Global Trust sometime in June 2023, subject to the Grandeur Peak Global Trust’s registration statement with the SEC becoming effective. If the effective date of the Grandeur Peak Global Trust’s registration statement is delayed, the closing of the reorganizations may be delayed. The reorganizations are anticipated to be tax-free reorganizations for federal income tax purposes, as described in the attached proxy statement. You will not be assessed any fees or charges in connection with the reorganizations.

Attached is a questions and answers section, full detail of the planned reorganizations, and the proxy statement. The greatest challenge to these types of reorganizations can be simply getting enough shareholders to vote. Please take a minute to vote your shares, as we believe the reorganizations will be meaningfully beneficial to shareholders, if approved. The instructions to vote your shares can be found in the paragraph titled “How Do I Place My Vote?” in the attached questions and answers section.

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If you have additional questions about the reorganizations, please feel free to contact our client services team at client@grandeurpeakglobal.com.

Thank you,

Blake

Blake Walker
CEO & Co-Founder
Grandeur Peak Global Advisors
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Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

each, a series of
Financial Investors Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 31, 2023

Dear Shareholders:

The Board of Trustees of Financial Investors Trust (“FIT”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund, each a series of FIT (each, an “Existing Fund” and together, the “Existing Funds”) to be held telephonically, on May 31, 2023 at 10:00 a.m. Mountain time.

At the Shareholder Meeting, shareholders will be asked to vote on the following proposals with respect to each Existing Fund in which they own shares:

1.	To approve an Agreement and Plan of Reorganization and Termination, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a correspondingly named new series of Grandeur Peak Global Trust. The transfer would be (a) an exchange of your shares of the Existing Fund for shares of the corresponding New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the relevant Existing Fund.
2.	To transact other business that may properly come before the Shareholder Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Shareholders of record at the close of business on April 5, 2023, are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

Shareholders are invited to attend the Shareholder Meeting telephonically. Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Board of Trustees,

Michael Lawlor, Secretary
April 28, 2023

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Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of an Existing Fund that requires your vote.

What is the Purpose of the Shareholder Meeting?

The purpose of the meeting is to seek shareholder approval in connection with a proposal to reorganize each Existing Fund into a newly created series (each, a “New Fund” and together, the “New Funds”) of Grandeur Peak Global Trust (“Grandeur Peak Trust”), a Delaware statutory trust with its principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (each, a “Reorganization,” and together, the “Reorganizations”). The shareholder meeting will be held telephonically on May 31, 2023, at 10:00 a.m. Mountain time (the “Shareholder Meeting”).

What is the Purpose of the Reorganizations?

Although not guaranteed, the primary purpose of the Reorganizations is to move the Existing Funds from FIT to Grandeur Peak Trust in an attempt to, over time, achieve lower total annual fund operating expenses (before waivers and recoupment) for each Fund.

Grandeur Peak Global Advisors, LLC (“Grandeur Peak”) will continue to serve as investment adviser for the New Funds and the persons responsible for the day-to-day management of the Funds will not change. Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes, and, therefore, no gain or loss should be recognized by an Existing Funds or its shareholders as a result of the Reorganization.

The Board of Trustees of FIT is different than the Board of Trustees of Grandeur Peak Trust. FIT also has different officers than Grandeur Peak Trust. In addition, the third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganizations with respect to the Board of Trustees, officers, and service providers are that: (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, and (3) the New Funds will have different service providers, except for the Funds’ Custodian and Auditor, which will remain Brown Brothers Harriman & Co., and Deloitte & Touche LLP, respectively.

Service Provider	FIT	Grandeur Peak Trust
Fund Accounting and Administration	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Distributor	ALPS Distributors, Inc.	Northern Lights Distributors, LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

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How Will Approval of the Reorganizations Affect the Operation of each Existing Fund?

Each New Fund’s investment objective will be identical to that of the corresponding Existing Fund. Each New Fund’s principal investment strategies and principal risks will be the same in all material respects to those of the corresponding Existing Fund. Grandeur Peak, the current adviser to each Existing Fund, will continue to act as the adviser to the corresponding New Fund. The day-to-day investment management of the portfolio of each New Fund will be provided by the same portfolio managers that currently manage the Existing Funds. The gross advisory fees will be unchanged. Further, based on the pro forma estimates for the New Funds, the Reorganizations are projected to result in lower total annual fund operating expenses (before waivers and recoupment) for each Fund, although such results are not guaranteed.

What Will Happen if a Reorganization is Not Approved?

Shareholders of each Existing Fund will vote separately on the applicable Reorganization; however, to achieve the desired benefits of the Reorganizations, each Reorganization is contingent upon shareholders of each other Existing Fund approving the Reorganization of such other Existing Fund. In the event the shareholders of any Existing Fund do not approve the Reorganization of that Existing Fund, the FIT Board will consider other actions with respect to the Existing Funds, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate the Existing Funds within FIT, or liquidation of the Existing Funds.

Who is Paying the Expenses Related to the Shareholder Meeting and the Reorganizations?

The Adviser will be responsible for paying the costs of the Reorganizations, including the payment of any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies from shareholders, regardless of whether the Reorganizations are consummated. The Adviser will not be permitted to recoup any such expenses.

How Will the Reorganizations Work?

Each Reorganization will involve three steps:

1.	The transfer of all of the assets and liabilities of the Existing Fund to the corresponding New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Existing Fund then outstanding;

2.	The pro rata distribution of shares of the New Fund to shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

3.	The complete liquidation and termination of the Existing Fund.

The total value of New Fund shares that you receive in a Reorganization will be the same as the total value of the corresponding Existing Fund shares you held immediately before the Reorganization. Grandeur Peak is the investment adviser to each Existing Fund and will continue to act as the investment adviser to each New Fund. The day-to-day investment management of the portfolios of the New Funds will be provided by the same portfolio managers that currently manage the Existing Funds.

How Does the Board Suggest that I Vote?

After careful consideration, FIT’s Board of Trustees determined that each Reorganization was in the best interests of each Existing Fund and its shareholders and recommends that you vote “FOR” the Reorganization with respect to each Existing Fund in which you own shares. Please see the Proxy Statement for a discussion of the FIT Board’s considerations in making its recommendations.

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Will My Vote Make a Difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon, and we encourage all shareholders to participate in the governance of each Existing Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Existing Funds may not receive enough votes to go forward with the Shareholder Meeting. If this happens, the Reorganizations would be delayed, and we may need to solicit votes again.

How Do I Place My Vote?

You may provide FIT with your vote by mail, via the internet, or over the phone. You may use the enclosed postage-paid envelope to mail your proxy card to the address on the enclosed envelope. You may also vote by calling 1-888-227-9349 (toll-free), via the Internet at vote.proxyonline.com using the control number printed on your proxy card, or via the Internet during the Shareholder Meeting.

Only shareholders of record of an Existing Fund at the close of business on April 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the Record Date, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the Shareholder Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Shareholder Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Proof of ownership can be in the form of a copy/photo of your brokerage statement or your vote instruction form, or a letter from your intermediary. Please be aware that if you wish to vote at the Shareholder Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the meeting login information and instructions for voting during the Shareholder Meeting.

Additional information about attending the Shareholder Meeting can be found in the attached Proxy Statement.

Whom Do I Call If I Have Questions?

We are happy to answer your questions about this proxy solicitation. For any questions about how to vote, please call AST, (toll-free) at 877-283-0321. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time and Saturday between 10:00 a.m. and 6:00 p.m. Eastern time. If there are any questions regarding the Reorganizations, please email Grandeur Peak at client@grandeurpeakglobal.com.

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IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2023:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination), and Proxy Voting Ballot are available at https://vote.proxyonline.com/grandeur/docs/2023proxy.pdf.

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Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

each, a series of

Financial Investors Trust

with its principal offices at
1290 Broadway, Suite 1000

Denver, Colorado 80203

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Financial Investors Trust (“FIT”) on behalf of the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund (each, an “Existing Fund” and together, the “Existing Funds”), each a series of FIT, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held telephonically on May 31, 2023 at 10:00 a.m. Mountain time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 29, 2023.

The Board of Trustees called the Shareholder Meeting to ask shareholders to vote on the following proposals with respect to each Existing Fund in which they own share:

1.	To approve an Agreement and Plan of Reorganization and Termination, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a correspondingly named new series of Grandeur Peak Global Trust. The transfer would be (a) an exchange of your shares of the Existing Fund for shares of the corresponding New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the relevant Existing Fund.

2.	To transact other business that may properly come before the Shareholder Meeting and any adjournments thereof.

Only shareholders of record of an Existing Fund at the close of business on April 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the record date, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the Shareholder Meeting. Shareholders may vote via the Internet during the Shareholder Meeting.

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If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Shareholder Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Proof of ownership can be in the form of a copy/photo of your brokerage statement or your vote instruction form, or a letter from your intermediary. Please be aware that if you wish to vote at the Shareholder Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the meeting login information and instructions for voting during the Shareholder Meeting.

Shareholders who wish to participate at the Shareholder Meeting are recommended to dial into the Shareholder Meeting a few minutes before the Shareholder Meeting begins.

A copy of each Existing Fund’s most recent annual report and semi-annual report, including financial statements and schedules, and copies of each Existing Fund’s prospectus and statement of additional information, are available at no charge by sending a written request to FIT at 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling 855-377-PEAK(7325). Proxy materials, proxy statements, reports and other information filed by the Existing Funds can also be found on the SEC’s website at http://www.SEC.gov.

The Funds’ investor relations email where shareholders may send questions regarding the Reorganizations is: client@grandeurpeakglobal.com.

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

At the conclusion of meetings held on December 13, 2022 and January 30, 2023, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of FIT (the “Independent Trustees”), considered and unanimously approved a Plan of Reorganization and Termination (the “Plan of Reorganization”) that is the same in all material respects to the copy attached to this Proxy Statement as Appendix A. Under the Plan of Reorganization, each Existing Fund will assign all of its assets to the corresponding newly organized series (each, a “New Fund” and collectively, the “New Funds”) of Grandeur Peak Global Trust (“Grandeur Peak Trust”), in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the relevant Existing Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the relevant Existing Fund’s liabilities, followed by a distribution of those shares to such Existing Fund’s shareholders so that the Existing Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the Existing Fund held by such shareholder on the closing date of the transaction (each, a “Reorganization” and together, the “Reorganizations”), which is currently set to be on or about June 2, 2023 (the “Closing Date”), although the date may be adjusted in accordance with the Plan of Reorganization. The Existing Funds and New Funds are sometimes referred to in this Proxy Statement as a “Fund.” FIT is an open-end investment company registered with the SEC and Grandeur Peak Trust is in the process of registering with the SEC as an open-end investment company.

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If the Plan of Reorganization is approved by the shareholders of an Existing Fund, they will become shareholders of the corresponding New Fund. Each New Fund’s investment objective will be identical to that of the corresponding Existing Fund. Each New Fund’s principal investment strategies and principal risks will be the same in all material respects to those of the relevant Existing Fund. In addition, the current investment adviser to each Existing Fund, Grandeur Peak Global Advisors, LLC (“Grandeur Peak” or the “Adviser”), will continue to serve as the investment adviser to each New Fund.

Shareholders of each Existing Fund will vote separately on the applicable Reorganization; however, to achieve the desired benefits of the Reorganizations, each Reorganization is contingent upon shareholders of each other Existing Fund approving the Reorganization of such other Existing Fund. In the event the shareholders of any Existing Fund do not approve the Reorganization of that Existing Fund, the FIT Board will consider other actions with respect to the Existing Funds, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate the Existing Funds within FIT, or liquidation of one or more Existing Funds.

The Board of Trustees of FIT is different than the Board of Trustees of Grandeur Peak Trust. Grandeur Peak Trust also has different officers than FIT. In addition, the third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganizations with respect to the Board of Trustees, officers, and service providers are: (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, and (3) the New Funds will have different service providers, except for the Funds’ Custodian and Auditor, which will remain Brown Brothers Harriman & Co., and Deloitte & Touche LLP, respectively.

Service Provider	FIT	Grandeur Peak Trust
Fund Accounting and Administration	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Distributor	ALPS Distributors, Inc.	Northern Lights Distributors, LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by an Existing Fund or its shareholders as a result of the Reorganization. The costs of each Reorganization, including any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies, will be paid by the Adviser, and not the Existing Funds or the New Funds. The Adviser will not be permitted to recoup any such expenses.

If approved, the Reorganizations are expected to take effect on or about June 2, 2023, subject to the effectiveness of Grandeur Peak Trust’s registration statement, although the date may be adjusted in accordance with the Plan of Reorganization.

Reasons For the Reorganizations

Although not guaranteed, the primary purpose of the Reorganizations is to move each Existing Fund from FIT to Grandeur Peak Trust in an attempt to, over time, achieve lower total annual fund operating expenses (before waivers and recoupment) for each Fund.

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Summary Of Agreement and Plan of Reorganization

Below is a summary of the material terms of the Plan of Reorganization. Shareholders are encouraged to read the entire Plan of Reorganization, which is set forth in Appendix A to this Proxy Statement.

The Plan of Reorganization provides that the number of full and fractional shares to be issued by each New Fund in connection with each Reorganization will be the same as the number of shares owned by each of the corresponding Existing Fund’s shareholders on the Closing Date. The Plan of Reorganization also provides that the net asset value of shares of each New Fund will be the same as the net asset value of shares of the corresponding Existing Fund. The value of the assets to be transferred by each Existing Fund will be calculated at the time of the closing of the Reorganization.

Each Existing Fund will distribute the corresponding New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Existing Fund will be credited with shares of the corresponding New Fund having an aggregate value equal to the corresponding Existing Fund shares that the shareholder holds of record on the Closing Date.

The Plan of Reorganization may be terminated by resolution of the Board of Trustees of FIT or the Board of Trustees of Grandeur Peak Trust on behalf of an Existing Fund or on behalf of a New Fund, respectively, under certain circumstances. Completion of each Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that each Existing Fund receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to certain qualifications. As such, subject to such qualification, the Reorganization will not be taxable for such purposes to an Existing Fund, the corresponding New Fund or the Existing Fund’s shareholders. See “FEDERAL INCOME TAX CONSEQUENCES.” Each closing is also conditioned upon both the Existing Fund and the corresponding New Fund receiving the necessary documents to transfer the Existing Fund’s assets and liabilities in exchange for shares of the corresponding New Fund.

FIT Board Considerations

At the conclusion of meetings held on December 13, 2022 and January 30, 2023, at which all Trustees of the FIT Board were present in-person, the Board of Trustees of FIT, including all of the Independent Trustees of FIT, unanimously approved the proposed Reorganizations and Plan of Reorganization after reviewing detailed information from the Adviser and Grandeur Peak Trust regarding each Reorganization and its effect on the shareholders of each Existing Fund. The Independent Trustees of the FIT Board were assisted by independent legal counsel in connection with their evaluation of the Reorganizations. The FIT Board considered the following matters, among others, in unanimously approving the proposal (each reference to the “Board” in the below discussion refers to the FIT Board):

•	Terms and Conditions of each Reorganization. The Board reviewed the terms of the Plan of Reorganization, noting that each Reorganization would be submitted to the relevant Existing Fund’s shareholders for approval. The Board discussed Grandeur Peak’s determination that, through the Reorganizations, it may be able to, over time, achieve lower total annual fund operating expenses (before waivers and recoupment) for each New Fund compared to the corresponding Existing Fund, although such outcome is not guaranteed.

•	Oversight of the Funds following each Reorganization. The Board considered that following the Reorganizations, the Funds would be overseen by a new board of trustees and officers.

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•	No Dilution of Shareholder Interests and Continuity of Advisory Services. In considering the Reorganizations, the Board noted that no Reorganization would result in any dilution of shareholder interests in an Existing Fund. The Board noted that each New Fund would continue to be managed by Grandeur Peak through the same portfolio managers, and as such, each New Fund would receive at least a comparable level of advisory services as is currently being provided to each Existing Fund.

•	Expenses Relating to the Reorganizations, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that Grandeur Peak has agreed to assume responsibility for the payment of the expenses associated with the Reorganizations. The Board further discussed the fact that, under the Plan of Reorganization, each New Fund would assume all of the liabilities of the relevant Existing Fund, and that such liabilities would not remain with FIT. Finally, the Board considered that each Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.

•	Effect of the Reorganizations on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that Grandeur Peak’s gross advisory fees would not change. The Board also noted that each New Fund’s pro forma total annual fund operating expenses (before waivers and recoupment) would be lower than that of the corresponding Existing Fund, at least in part as a result of changes in certain service providers. Finally, the Board noted that each Fund’s expense waiver would be adopted by Grandeur Peak Trust and would be in effect for at least one year after the New Fund commences operations. The Board also considered that following the Reorganizations, the Adviser will maintain the right to recoup expenses waived with respect to a Fund prior to each Reorganization.

•	Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Restrictions. The Board reviewed the investment objectives, principal investment strategies, principal risks, fundamental investment restrictions, initial and subsequent investment minimums, and redemption fees, and noted no material changes between an Existing Fund and the corresponding New Fund.

•	No Assurance of Continuation of Waivers Beyond One-Year Period. The Board considered that if the Reorganizations were to be consummated, there is no assurance that the expense waivers will continue beyond a one-year period following the Reorganizations, but also noted that there is no assurance that the Funds’ expense waivers would continue beyond a one-year period if the Reorganizations did not occur.

Based on the Board’s review of the circumstances presented and the recommendation of Grandeur Peak and the FIT officers, the Board, including all of the Independent Trustees of FIT, determined that each Reorganization was in the best interests of the relevant Existing Fund and its shareholders and unanimously approved the Plan of Reorganization with respect to each Existing Fund, subject to the approval by each Existing Fund’s shareholders, and recommends that each Existing Fund’s shareholders vote “FOR” the approval of the Plan of Reorganization.

COMPARISON OF THE EXISTING FUNDS AND THE NEW FUNDS

Each Existing Fund is a series of FIT, a Delaware statutory trust, and each New Fund will be organized as a series of Grandeur Peak Trust, a Delaware statutory trust. Each New Fund will be created as a shell series of Grandeur Peak Trust solely for the purpose of the proposed Reorganization. Set forth below is a comparison of each Existing Fund’s and the corresponding New Fund’s investment objectives, principal investment strategies and risks, fees and expenses, third party service providers, shareholder information, governing documents and other aspects of the Funds.

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The investment objectives and fundamental investment restrictions for each New Fund will be identical to those of the corresponding Existing Fund. Each New Funds’ principal investment strategies and principal risks will be the same in all material respects to those of the corresponding Existing Fund. For detailed information about the principal investment strategies and risks of each Existing Fund, as well as its fundamental investment restrictions, see the current Prospectus and Statement of Additional Information, each dated August 31, 2022, as amended (Securities Act of 1933 Registration No. 33-72424) for the Existing Funds, which are incorporated herein by reference.

Investment Objectives

Each Existing Fund has, and its corresponding New Fund will have, the identical investment objective of long-term growth of capital. The relevant Board of Trustees may change a Fund’s investment objective or a Fund’s principal investment strategies without a shareholder vote.

Principal Investment Strategies

While the New Funds will make certain revisions to their principal investment strategies (as further described below), as compared to the Existing Funds, each New Fund will have principal investment strategies that are the same in all material respects to those of the corresponding Existing Fund. Those principal investment strategies are described below.

Grandeur Peak Emerging Markets Opportunities Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund currently invests primarily in micro- to mid-cap companies (as further described below) that are economically tied to emerging or frontier markets. Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in equity securities of such companies. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. Emerging and frontier markets include all countries excluded from the MSCI World Index of developed countries.

The Fund will typically invest in securities issued by companies economically tied to each of at least three emerging or frontier markets. The Fund will invest the Fund’s assets primarily in companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% at the time of purchase under normal market conditions).

The Fund may also invest a portion of its total assets (up to 50% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

Strategic Focus

The Fund currently invests primarily in micro- to mid-cap companies (as further described below) that are economically tied to emerging or frontier markets. Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in equity securities of such companies.

The Fund will also typically invest in securities issued by companies economically tied to each of at least three emerging or frontier markets.

The Fund will invest the Fund’s assets primarily in companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% at the time of purchase under normal market conditions).

The Fund may also invest a portion of its total assets (up to 50% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. Emerging and frontier markets include all countries excluded from the MSCI World Index of developed countries.

The New Fund will move the focus of its investment strategy disclosure to the second and third paragraphs of the Fund’s principal investment strategy disclosures.

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The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser’s uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

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The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies with limited or no earnings history and in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies with limited or no earnings history and in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

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Grandeur Peak Global Contrarian Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in foreign and domestic small- and microcap companies. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to multiple countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to emerging and frontier markets. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Strategic Focus

The Fund invests primarily in foreign and domestic small- and micro-cap companies. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund primarily invests in companies which the Adviser believes are trading at particularly attractive valuations relative to their long-term potential. The companies will typically fall into one of these categories at the time or purchase:

• “Core Contrarian”—what the Adviser believes to be best-in-class growth companies, but which are part of a currently out-of-favor industry, sector, or geography.

• “Fallen Angels”—high quality growth companies that the Adviser believes have hit a temporary setback relative to their long-term growth potential.

• “Undiscovered Gems”—smaller growth companies that the Adviser believes are undervalued because they are lesser known, have high product or client concentration, or are otherwise not well understood yet by the market.

The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to multiple countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to emerging and frontier markets. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The New Fund will move the focus of its investment strategy disclosure to the second paragraph of the Fund’s principal investment strategy disclosures.

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The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify value-based investment opportunities. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund primarily invests in companies which the Adviser believes are trading at particularly attractive valuations relative to their long-term potential. The companies will typically fall into one of these categories at the time or purchase:

• “Core Contrarian”—what the Adviser believes to be best-inclass growth companies, but which are part of a currently out-of-favor industry, sector, or geography.

• “Fallen Angels”—high quality growth companies that the Adviser believes have hit a temporary setback relative to their long-term growth potential.

• “Undiscovered Gems”—smaller growth companies that the Adviser believes are undervalued because they are lesser known, have high product or client concentration, or are otherwise not well understood yet by the market.

The Fund may also invest in companies that do not fit into one of these three categories, but which the Adviser believes are trading at attractive valuations with potential returns consistent with the objective of the Fund. The Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the most attractive investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best long-term opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify value-based investment opportunities. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

The Fund may also invest in companies that do not fit into one of these three categories, but which the Adviser believes are trading at attractive valuations with potential returns consistent with the objective of the Fund. The Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the most attractive investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best long-term opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The New Fund will further clarify the analytical criteria referenced in its disclosures. As noted above, information regarding the focus of the Fund’s investment strategy will be moved to the “Strategic Focus” of the Fund’s principal investment strategy section.

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Grandeur Peak Global Explorer Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in micro- to mid-cap companies economically tied to the United States (“domestic companies”) or to other countries (“foreign companies”), using a geography focused framework intended to identify companies that the Adviser believes are particularly well-positioned for long-term growth. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies that, taken together, are economically tied to at least ten countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions; at least 30% under market conditions that are not normal) at the time of purchase in securities issued by companies that, taken together, are economically tied to at least three countries outside the United States, including emerging and frontier market countries. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. Foreign companies may be traded on U.S. exchanges or non-U.S. exchanges and may be denominated in U.S. dollars or foreign currencies.

Foreign companies include companies whose exclusive economic tie to the United States is the trading of an American Depositary Receipt (ADR) on a U.S. exchange or over the counter in the United States. Depositary receipts include sponsored and unsponsored depositary receipts, are typically issued by a financial institution (for ADRs, typically a U.S. financial institution) and evidence ownership interests in a security or a pool of securities (for ADRs, securities issued by a non-U.S. issuer) that have been deposited typically with that institution.

Strategic Focus

The Fund invests primarily in micro- to mid-cap companies economically tied to the United States (“domestic companies”) or to other countries (“foreign companies”), using a geography-focused framework intended to identify companies that the Adviser believes are particularly well-positioned for long-term growth. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies that, taken together, are economically tied to at least ten countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions; at least 30% under market conditions that are not normal) at the time of purchase in securities issued by companies that, taken together, are economically tied to at least three countries outside the United States, including emerging and frontier market countries. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. Foreign companies may be traded on U.S. exchanges or non-U.S. exchanges and may be denominated in U.S. dollars or foreign currencies.

Foreign companies include companies whose exclusive economic tie to the United States is the trading of an American Depositary Receipt (ADR) on a U.S. exchange or over the counter in the United States. Depositary receipts include sponsored and unsponsored depositary receipts, are typically issued by a financial institution (for ADRs, typically a U.S. financial institution) and evidence ownership interests in a security or a pool of securities (for ADRs, securities issued by a non-U.S. issuer) that have been deposited typically with that institution.

Except for the addition of the “Strategic Focus” heading, this information will be identical between the Existing Fund and the New Fund.

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The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be among the “best-in-class” in their global peer group. This fundamental analysis generally includes a comparative study of the company and its peers, including the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels extensively to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above is collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors such as: shareholder rights, management oversight and transparency, board membership and structure, accounting standards, supply chain visibility, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s direct research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser applies this ESG analysis to each company in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback (for example, announced an unexpected expense or delayed contract, missed sales targets for the quarter, or experienced an unplanned management change, etc.), and therefore have a particularly appealing valuation relative to their long-term growth potential. The Fund may also invest in early-stage companies and Initial Public Offerings (IPOs).

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be among the “best-in-class” in their global peer group. This fundamental analysis generally includes a comparative study of the company and its peers, including the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels extensively to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback (for example, announced an unexpected expense or delayed contract, missed sales targets for the quarter, or experienced an unplanned management change, etc.), and therefore have a particularly appealing valuation relative to their long-term growth potential. The Fund may also invest in early-stage companies and Initial Public Offerings (IPOs).

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

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Grandeur Peak Global Micro Cap Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in foreign and domestic micro-cap companies.

Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in equity securities of foreign and domestic companies with market capitalizations of less than $1 billion at the time of purchase.

The Fund will invest a significant portion of its total assets in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may invest a significant amount of its total assets in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Strategic Focus

The Fund invests primarily in foreign and domestic micro-cap companies.

Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in equity securities of foreign and domestic companies with market capitalizations of less than $1 billion at the time of purchase.

The Fund will invest a significant portion of its total assets in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may invest a significant amount of its total assets in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Except for the addition of the “Strategic Focus” heading, this information will be identical between the Existing Fund and the New Fund.

21

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

22

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria. The Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

The Fund may invest in early-stage companies and Initial Public Offerings (IPOs). The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

23

Grandeur Peak Global Opportunities Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in foreign and domestic small- and microcap companies. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies economically tied to at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Strategic Focus

The Fund invests primarily in foreign and domestic small- and micro-cap companies. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies economically tied to at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Except for the addition of the “Strategic Focus” heading, this information will be identical between the Existing Fund and the New Fund.

24

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied, and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

25

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

26

Grandeur Peak Global Reach Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in foreign and domestic small- and microcap companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies economically tied to at least ten countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Strategic Focus

The Fund invests primarily in foreign and domestic small- and micro-cap companies. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies economically tied to at least ten countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Except for the addition of the “Strategic Focus” heading, this information will be identical between the Existing Fund and the New Fund.

27

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors.

The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

28

Grandeur Peak Global Stalwarts Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in foreign and domestic companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign and domestic companies with market capitalizations of more than $1.5 billion at the time of purchase.

The Fund will invest a significant portion of its total assets in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may invest a significant amount of its total assets in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Strategic Focus

The Fund invests primarily in foreign and domestic companies.

The Fund will invest a significant portion of its total assets in securities issued by companies that are economically tied to countries outside the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may invest a significant amount of its total assets in securities issued by companies economically tied to emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign and domestic companies with market capitalizations of more than $1.5 billion at the time of purchase.

The New Fund will move the focus of its investment strategy disclosure to the second paragraph of the Fund’s principal investment strategy disclosures.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

29

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

30

Grandeur Peak International Opportunities Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in small- and micro-cap companies economically tied to countries outside the United States.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign companies with market capitalizations of less than $5 billion at the time of purchase. Under normal market conditions, the Fund will invest in companies economically tied to at least five of the countries included in the MSCI AC World Ex-U.S.A. Small Cap Index.

The Fund may invest a significant amount of its total assets (up to 60% under normal market conditions) at the time of purchase in securities issued by companies economically tied to emerging and frontier markets. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

Strategic Focus

The Fund invests primarily in small- and micro-cap companies economically tied to countries outside the United States.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign companies with market capitalizations of less than $5 billion at the time of purchase. Under normal market conditions, the Fund will invest in companies economically tied to at least five of the countries included in the MSCI AC World Ex-U.S.A. Small Cap Index.

The Fund may invest a significant amount of its total assets (up to 60% under normal market conditions) at the time of purchase in securities issued by companies economically tied to emerging and frontier markets. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country.

Except for the addition of the “Strategic Focus” heading, this information will be identical between the Existing Fund and the New Fund.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

31

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

32

Grandeur Peak International Stalwarts Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund invests primarily in companies economically tied to countries outside the United States.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of companies economically tied to countries outside the United States with market capitalizations of more than $1.5 billion at the time of purchase.

The Fund may invest a significant amount of its total assets in securities issued by companies economically tied to emerging and frontier market countries. The Adviser generally considers a company to be economically tied to a market based on where the company is organized, headquartered, has its primary stock exchange listing, or has substantial concentration of assets or revenues. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Strategic Focus

The Fund invests primarily in companies economically tied to countries outside the United States.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of companies economically tied to countries outside the United States with market capitalizations of more than $1.5 billion at the time of purchase.

The Fund may invest a significant amount of its total assets in securities issued by companies economically tied to emerging and frontier market countries. The Adviser generally considers a company to be economically tied to a market based on where the company is organized, headquartered, has its primary stock exchange listing, or has substantial concentration of assets or revenues. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

Except for the addition of the “Strategic Focus” heading, this information will be identical between the Existing Fund and the New Fund.

33

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

34

The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries, or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

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Grandeur Peak US Stalwarts Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments
Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets at the time of purchase in equity securities of companies that are economically tied to the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may also invest in securities of companies economically tied to countries outside of the United States. The Adviser will invest the Fund’s assets primarily in equity securities with market capitalizations of more than $1.5 billion at the time of purchase.

Strategic Focus

Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets at the time of purchase in equity securities of companies that are economically tied to the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may also invest in securities of companies economically tied to countries outside of the United States. The Adviser will invest the Fund’s assets primarily in equity securities with market capitalizations of more than $1.5 billion at the time of purchase.

Except for the addition of the “Strategic Focus” heading, this information will be identical between the Existing Fund and the New Fund.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The ESG criteria described above are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. In analyzing a company’s approach to these ESG criteria, the Adviser assesses a number of factors through a proprietary analytical framework. This analysis may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, its approach to environmental, social, and governance (ESG) topics, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies, when it is considered safe to do so, and expects to speak directly with senior management.

The Adviser uses a proprietary analytical framework that may include factors that the Adviser believes are relevant, such as: local economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and labor relations. These sustainability criteria are collectively one of many factors that the Adviser uses as part of its fundamental analysis of a company. These factors are assessed quantitatively and qualitatively, as applicable, through the Adviser’s research and engagement process.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund.

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The Adviser incorporates the results of this analysis into its overall decision-making but does not specifically include or exclude a particular company solely based on the Adviser’s assessment of that company’s ESG factors. The Adviser generally applies this ESG analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio.

Because incorporating ESG considerations into the investment research process involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Adviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria. T

He Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Fund seeks to invest in what the Adviser believes to be the best investments available without regard to benchmark weightings. The Adviser may significantly shift Fund assets between sectors based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion, including that company’s ESG factors. The Adviser generally applies its sustainability analysis to companies in which the Fund invests, but not to the cash or cash equivalent positions in the Fund’s portfolio. The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Fund seeks to invest in what the Adviser believes to be the best investments available without regard to benchmark weightings. The Adviser may significantly shift Fund assets between sectors based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors.

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Principal Risks

Each Existing Fund and its corresponding New Fund will have the same principal risks; however, certain of the New Funds’ principal risks will contain additional information as compared to the corresponding principal risk for the applicable Existing Funds. Those principal risks are listed below.

Comparison of Non-Identical Principal Risks

Risks	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
Region Risk	P	P	P	P	P
Sector Concentration Risk	P	P	P	P	P

Risks	Grandeur Peak Global Stalwarts Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund	Grandeur Peak Global Explorer Fund
Region Risk	P	P	P	N/A	P
Sector Concentration Risk	P	P	P	N/A	P

Existing Fund Principal Risk	New Fund Principal Risk	Comments
Region Risk. Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. Social, political, and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region.

Region Risk. Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. Social, political, and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region.

India (Grandeur Peak Emerging Market Opportunities Fund only). The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers in India. Because of the Fund’s exposure to Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Uncertainty regarding inflation and currency exchange rates, fiscal policy, credit ratings and the possibility that future harmful political actions will be taken by the Indian government, could negatively impact the Indian economy and securities markets, and thus adversely affect the Fund’s performance.

Japan (Grandeur Peak Global Micro Cap Fund only). The Fund's performance may be influenced by political, social and economic factors affecting Japan. From the late 1990's, Japan's economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. The Japanese economy is more dependent on international trade than the United States, and may be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse affect on Japan's economy. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, and natural disasters, may affect Japanese markets and the Fund's performance.

As of October 31, 2022, the Grandeur Peak Emerging Market Opportunities Fund has over 20% of its net assets invested in companies in India, and the Grandeur Peak Global Micro Cap Fund has over 20% of its net assets invested in companies in Japan. Region Risk for these Funds has been expanded in the New Funds’ Prospectus by adding a sub-risk for “India” and “Japan” respectively.

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Sector Concentration Risk. At times, the Funds may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Funds more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Funds diversify their investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sector Concentration Risk. At times, the Funds may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Funds more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Funds diversify their investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Consumer Discretionary Sector Risk (Grandeur Peak Emerging Markets Opportunities Fund only). The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Financials Sector Risk (Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Stalwarts Fund and Grandeur Peak International Stalwarts Fund only). Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Industrials Sector Risk (Grandeur Peak International Opportunities Fund only). The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Technology Sector Risk. (Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Reach, Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund and Grandeur Peak International Stalwarts Fund, only). Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The New Funds will expand the disclosure of “Sector Concentration Risk” by adding sub-risks for specific sectors in which a New Fund has over 20% of its net assets invested.

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Identical Principal Risks

The remaining principal risks of New Fund will be identical to those of the corresponding Existing Fund and are listed below.

Risks	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
ADR Risk	P	P	P	P	P
COVID-19 Risks	P	P	P	P	P
Currency Risk	P	P	P	P	P
Early-Stage Companies Risk	P	P	P	P	P
Emerging and Frontier Markets Risk	P	P	P	P	P
ESG Risk	P	P	P	P	P
Foreign Country Exposure Risk	P	P	P	P	P
Foreign Securities and Foreign Market Risk	P	P	P	P	P
Foreign Tax Risk	P	P	P	P	P
Growth Stock Risk	P	P	P	P	P
Initial Public Offerings (IPOs) Risk	P	P	P	P	P
Liquidity Risk	P	P	P	P	P
Managed Portfolio Risk	P	P	P	P	P
Micro-Cap Company Stock Risk	P	P	P	P	P
Mid-Cap Company Stock Risk	P	P	P	P	P
New Fund Risk	N/A	N/A	N/A	N/A	N/A
Non-Diversification Risk	N/A	N/A	N/A	N/A	N/A
Political and Economic Risk	P	P	P	P	P
Regulatory Risk	P	P	P	P	P
Sector and Geography Weightings Risk	P	N/A	P	P	P
Small-Cap Company Stock Risk	P	P	P	P	P
Stock Market Risk	P	P	P	P	P
Stock Selection Risk	P	P	P	P	P
Transaction Costs	P	P	P	P	P
Value Investing Risk	P	P	P	P	P

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Risks	Grandeur Peak Global Stalwarts Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund	Grandeur Peak Global Explorer Fund
ADR Risk	P	P	P	N/A	P
COVID-19 Risks	P	P	P	P	P
Currency Risk	P	P	P	N/A	P
Early-Stage Companies Risk	P	P	P	N/A	P
Emerging and Frontier Markets Risk	P	P	P	N/A	P
ESG Risk	P	P	P	P	P
Foreign Country Exposure Risk	P	P	P	P	P
Foreign Securities and Foreign Market Risk	P	P	P	P	P
Foreign Tax Risk	P	P	P	N/A	P
Growth Stock Risk	P	P	P	P	P
Initial Public Offerings (IPOs) Risk	P	P	P	P	P
Liquidity Risk	P	P	P	N/A	P
Managed Portfolio Risk	P	P	P	P	P
Micro-Cap Company Stock Risk	P	P	P	N/A	P
Mid-Cap Company Stock Risk	P	P	P	P	P
New Fund Risk	N/A	N/A	N/A	P	P
Non-Diversification Risk	N/A	N/A	N/A	N/A	P
Political and Economic Risk	P	P	P	N/A	P
Regulatory Risk	P	P	P	N/A	P
Sector and Geography Weightings Risk	P	P	P	N/A	P
Small-Cap Company Stock Risk	P	P	P	P	P
Stock Market Risk	P	P	P	P	P
Stock Selection Risk	P	P	P	P	P
Transaction Costs	P	P	P	P	P
Value Investing Risk	P	P	P	P	P

P = Principal Risk	NP = Non-Principal Risk	N/A = Not Applicable

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ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities. ADRs listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

COVID-19 Risks. An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, partial population vaccination, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, government sponsored fiscal stimulus programs, various moratoria on the applicability of certain laws and regulations, as well as general concern and uncertainty. The impact of this coronavirus, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Currency Risk. The U.S. dollar value of a Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While a fund has the ability to hedge against fluctuations in foreign currency exchange rates, it has no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Early-Stage Companies Risk. The Funds may invest in early- stage companies. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies economically tied, including by domicile, to emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Political and economic structures in some emerging and frontier market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political, and economic stability characteristics of developed countries.

ESG Risk. The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent a Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. Such companies may be negatively impacted by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Emerging and frontier markets have increased risk of political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

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Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Initial Public Offerings (IPOs) Risk. The Funds may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations. Certain Fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings.

Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs, and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

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Managed Portfolio Risk. A Fund will be affected by the Adviser’s allocation determinations, investment decisions and techniques. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Micro-Cap Company Stock Risk. The securities of micro-cap companies may be particularly volatile in price, and such securities have significantly lower trading volumes than small- or mid-cap companies. As a result, the purchase or sale of more than a limited number of shares may affect its market price. The Fund may need more time to purchase or sell its positions in such securities. Some micro-cap companies may not have much publicly available information relative to larger companies. Micro-cap companies may also have limited markets, financial resources, or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments.

Mid-Cap Company Stock Risk. Mid-cap company stocks may be very sensitive to changing economic conditions and market downturns. Mid-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. Furthermore, mid-cap companies may have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

New Fund Risk. The Fund was recently formed and therefore has limited performance history for investors to evaluate.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Political and Economic Risk. Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments. A Fund’s investments may be significantly affected by political instability and other political changes, including legislative proposals that may make the Fund’s investments less attractive in comparison to investments in other countries or regions.

Regulatory Risk. Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries, or countries, which may impact the Fund’s ability to fully implement its investment strategies. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Sector and Geography Weightings Risk. Market conditions, interest rates and economic, regulatory, or financial developments could significantly affect a single sector. If a Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

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Small-Cap Company Stock Risk. Small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Stock Market Risk. The Funds’ investments may decline due to movements in the overall stock market. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, a Fund may experience periods of heavy redemptions that could cause a Fund to liquidate its assets at inopportune times or at a loss or depressed value and could cause the remaining shareholders in a Fund to lose money.

Stock Selection Risk. The Funds’ investments may decline in value even when the overall stock market is not in a general decline.

Transaction Costs. Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Fundamental and Non-Fundamental Investment Restrictions

Each Existing Fund and its corresponding New Fund will have identical fundamental and non-fundamental investment restrictions. Those fundamental and non-fundamental investment restrictions are listed below.

Fundamental Investment Restrictions

The following is a description of the Funds’ fundamental investment restrictions. “Fundamental” restrictions are those that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less.

In contrast, non-fundamental investment restrictions (which include the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI) may be changed by the Board without shareholder approval.

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The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

For purposes of the fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

Each Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities;

3.	Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or group of industries;

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction; or

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Non-Fundamental Investment Restrictions

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies. These, and other non-fundamental investment restrictions disclosed elsewhere in the prospectus or in this statement of additional information may be changed at any time by the Board of Trustees without shareholder approval. For purposes of the non-fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

Each Fund will not:

1.	Make investments for the purpose of exercising control or management;

2.	Invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely;

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations;

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs;

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out;

6.	Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets; or

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

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If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Fees and Expenses

No Reorganization is expected to result in an increase in shareholder fees paid by an Existing Fund’s shareholders on shares acquired in the Reorganization or annual fund operating expenses. In fact, although not guaranteed, the annual operating expenses (before waivers and recoupment) of each New Fund are expected to be identical to, or, over time, lower than the annual operating expenses of the corresponding Existing Fund. The following is a comparison of the fee tables, along with the expense examples, of each Existing Fund against pro forma fee tables and expense examples for the corresponding New Fund. The pro forma information for each New Fund reflects projected fees and expenses for such New Fund, and is based on information contained in the Existing Funds’ Prospectus dated August 31, 2022.

This below tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Grandeur Peak Emerging Markets Opportunities Fund – Institutional Class

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.17%	0.16%
Total Annual Fund Operating Expenses	1.52%	1.51%

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Grandeur Peak Emerging Markets Opportunities Fund – Investor Class

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses	0.18%	0.16%
Total Annual Fund Operating Expenses	1.78%	1.76%

Grandeur Peak Global Contrarian Fund– Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee ( as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses
Recoupment of previously waived fees	0.00%	0.03%
Other Expenses	0.40%	0.32%
Total Annual Fund Operating Expenses	1.40%	1.35%
Fee Waiver[1,2]	(0.05)%	-
Total Annual Fund Operating Expenses After Waiver	1.35%	1.35%

[1]	Grandeur Peak has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares.

[2]	This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the then current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to its expiration, except with the approval of the Fund’s Board of Trustees. The Adviser will maintain the right to recoup expenses waived with respect to the Fund prior to the Reorganization.

Grandeur Peak Global Explorer Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	1.35%	1.28%
Total Annual Fund Operating Expenses	2.45%	2.38%
Fee Waiver[1,2]	(1.20)%	(1.13)%
Total Annual Fund Operating Expenses After Waiver	1.25%	1.25%

[1]	Grandeur Peak has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares.

[2]	This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund and will be in effect for at least one year after the New Fund commences operations. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the then current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to its expiration, except with the approval of the Fund’s Board of Trustees. The Adviser will maintain the right to recoup expenses waived with respect to the Fund prior to the Reorganization.

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Grandeur Peak Global Micro Cap Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses
Recoupment of previously waived fees	0.06%	0.06%
Other Expenses	0.38%	0.36%
Total Annual Fund Operating Expenses	1.94%	1.92%

Grandeur Peak Global Opportunities Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.09%	0.08%
Total Annual Fund Operating Expenses	1.34%	1.33%

Grandeur Peak Global Opportunities Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses	0.09%	0.08%
Total Annual Fund Operating Expenses	1.59%	1.58%

Grandeur Peak Global Reach Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses
Recoupment of previously waived fees	0.00%	0.01%
Other Expenses	0.15%	0.14%
Total Annual Fund Operating Expenses	1.25%	1.25%

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Grandeur Peak Global Reach Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses
Recoupment of previously waived fees	0.00%	0.01%
Other Expenses	0.15%	0.14%
Total Annual Fund Operating Expenses	1.50%	1.50%

Grandeur Peak Global Stalwarts Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.13%	0.11%
Total Annual Fund Operating Expenses	0.93%	0.91%

Grandeur Peak Global Stalwarts Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses	0.12%	0.11%
Total Annual Fund Operating Expenses	1.17%	1.16%

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Grandeur Peak International Opportunities Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.10%	0.09%
Total Annual Fund Operating Expenses	1.35%	1.34%

Grandeur Peak International Opportunities Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses	0.10%	0.09%
Total Annual Fund Operating Expenses	1.60%	1.59%

Grandeur Peak International Stalwarts Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.09%	0.07%
Total Annual Fund Operating Expenses	0.89%	0.87%

Grandeur Peak International Stalwarts Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses	0.09%	0.07%
Total Annual Fund Operating Expenses	1.14%	1.12%

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Grandeur Peak US Stalwarts Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.16%	0.12%
Total Annual Fund Operating Expenses	0.91%	0.87%

Example: The Examples below are intended to help you compare the cost of investing in each Existing Fund and the corresponding New Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and each Fund’s operating expenses remain the same. The Examples include each Fund’s contractual expense limitation, as applicable, through its expiration date.

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Grandeur Peak Emerging Markets Opportunities Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$155	$480	$829	$1,810
New Fund	$154	$477	$824	$1,802

Grandeur Peak Emerging Markets Opportunities Fund - Investor

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$181	$560	$964	$2.092
New Fund	$179	$554	$954	$2,073

Grandeur Peak Global Contrarian Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$137	$443	$765	$1,678
New Fund	$137	$428	$739	$1,624

Grandeur Peak Global Explorer Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$127	$649	$1,196	$2,691
New Fund	$127	$634	$1,168	$2,630

Grandeur Peak Global Micro Cap Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$197	$609	$1,046	$2,261
New Fund	$195	$603	$1,037	$2,243

Grandeur Peak Global Opportunities Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$136	$424	$734	$1,611
New Fund	$135	$421	$729	$1,601

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Grandeur Peak Global Opportunities Fund - Investor

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$162	$502	$865	$1,887
New Fund	$161	$499	$860	$1,878

Grandeur Peak Global Reach Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$127	$396	$686	$1,510
New Fund	$127	$396	$686	$1,510

Grandeur Peak Global Reach Fund - Investor

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$153	$474	$818	$1,788
New Fund	$153	$474	$818	$1,788

Grandeur Peak Global Stalwarts Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$95	$296	$514	$1,142
New Fund	$93	$290	$504	$1,120

Grandeur Peak Global Stalwarts Fund - Investor

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$119	$372	$643	$1,419
New Fund	$118	$368	$638	$1,409

Grandeur Peak International Opportunities Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$137	$428	$739	$1,624
New Fund	$136	$425	$734	$1,613

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Grandeur Peak International Opportunities Fund - Investor

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$163	$505	$871	$1,900
New Fund	$162	$502	$866	$1,889

Grandeur Peak International Stalwarts Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$91	$284	$493	$1,095
New Fund	$89	$278	$482	$1,073

Grandeur Peak International Stalwarts Fund - Investors

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$116	$362	$627	$1,385
New Fund	$114	$356	$617	$1,363

Grandeur Peak US Stalwarts Fund - Institutional

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$93	$290	$504	$1,119
New Fund	$89	$278	$482	$1,073

More detailed information about each New Fund’s total annual fund operating expenses will be set forth in the New Funds’ Prospectus.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. A higher portfolio turnover rate and may also result in more income taxes when Fund shares are held in a taxable account. For the most recent fiscal year, the Existing Funds’ portfolio turnover rates were as follows:

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Fund	Turnover Rate
Grandeur Peak Emerging Markets Opportunities Fund	31%
Grandeur Peak Global Contrarian Fund	50%
Grandeur Peak Global Explorer Fund	8%
Grandeur Peak Global Micro Cap Fund	36%
Grandeur Peak Global Opportunities Fund	33%
Grandeur Peak Global Reach Fund	42%
Grandeur Peak Global Stalwarts Fund	49%
Grandeur Peak International Opportunities Fund	26%
Grandeur Peak International Stalwarts Fund	43%
Grandeur Peak US Stalwarts Fund	31%

Performance Information

Performance information for the New Funds is not presented because they have not yet commenced operations. As accounting and performance survivors to the Existing Funds, each New Fund will assume the corresponding Existing Fund’s historical performance after the Reorganization. The following information provides some indication of the risks of investing in the Funds by showing how a Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 1-855-775-3337.

Existing Emerging Markets Opportunities Fund

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Annual Total Returns (years ended 12/31)

Best Quarter – June 30, 2020	29.38%
Worst Quarter – March 31, 2020	-23.13%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2023 was 4.89%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (December 16, 2013)
Investor
Return Before Taxes	-24.73%	0.94%	4.33%
Return After Taxes on Distributions	-24.76%	0.40%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares	-14.62%	0.90%	3.47%
Institutional
Return Before Taxes	-24.50%	1.17%	4.56%
MSCI EM SMID Cap Index (reflects no deduction for fees, expenses, or taxes)	-16.66%	0.55%	3.05%
MSCI EM IMI Index (reflects no deduction for fees, expenses, or taxes)	-19.46%	-0.73%	2.60%

Existing Grandeur Peak Global Contrarian Fund

57

Annual Total Returns (years ended 12/31)

Best Quarter – December 31, 2020	26.01%
Worst Quarter – March 31, 2020	-29.19%

The Fund’s Institutional Class shares year-to-date returns as of March 31, 2023 was 4.12%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	Since Inception (September 17, 2019)
Institutional
Return Before Taxes	-14.61%	10.85%
Return After Taxes on Distributions	-15.26%	9.77%
Return After Taxes on Distributions and Sale of Fund Shares	-8.29%	8.29%
MSCI ACWI Small Cap Index (reflects no deductions for fees, expenses, or taxes)	-18.27%	5.78%
MSCI ACWI Small Cap Value Index (reflects no deductions for fees, expenses, or taxes)	-11.20%	6.19%

Existing Grandeur Peak Global Explorer Fund

58

Annual Total Returns (years ended 12/31)

Best Quarter – December 31, 2022	8.50%
Worst Quarter – June 30, 2022	-19.50%

The Fund’s Institutional Class shares year-to-date returns as of March 31, 2023 was 4.08%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	Since Inception (December 16, 2021)
Institutional
Return Before Taxes	-30.32%	-27.26%
Return After Taxes on Distributions	-30.36%	-27.80%
Return After Taxes on Distributions and Sale of Fund Shares	-17.92%	-21.12%
MSCI ACWI Small Cap Index (reflects no deductions for fees, expenses, or taxes)	-18.27%	-14.79%
MSCI ACWI IMI (reflects no deductions for fees, expenses, or taxes)	-18.00%	-15.66%

Existing Grandeur Peak Global Micro Cap Fund

59

Annual Total Returns (years ended 12/31)

Best Quarter – June 30, 2020	37.61%
Worst Quarter – March 31, 2020	-25.08%

The Fund’s Institutional Class shares year-to-date returns as of March 31, 2023 was 1.06%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (October 21, 2015)
Institutional
Return Before Taxes	-31.66%	4.50%	8.58%
Return After Taxes on Distributions	-31.66%	3.05%	7.24%
Return After Taxes on Distributions and Sale of Fund Shares	-18.75%	3.68%	6.98%
MSCI ACWI Small Cap Index (reflects no deductions for fees, expenses, or taxes)	-18.27%	3.68%	7.17%
MSCI World Micro Cap Index (reflects no deductions for fees, expenses, or taxes)	-22.31%	1.90%	6.68%

Existing Grandeur Peak Global Opportunities Fund

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Annual Total Returns (years ended 12/31)

Best Quarter – June 30, 2020	37.32%
Worst Quarter – March 31, 2020	-24.18%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2023 was 5.25%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	-33.56%	4.66%	9.90%
Return After Taxes on Distributions	-33.83%	2.61%	8.18%
Return After Taxes on Distributions and Sale of Fund Shares	-19.68%	3.81%	8.05%
Institutional Class
Return Before Taxes	-33.28%	4.92%	10.19%
MSCI ACWI Small Cap Index (reflects no deduction for fees, expenses, or taxes)	-18.27%	3.68%	8.16%
MSCI ACWI IMI Index (reflects no deduction for fees, expenses, or taxes)	-18.00%	5.48%	8.49%

Existing Grandeur Peak Global Reach Fund

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Annual Total Returns (years ended 12/31) – Investors Shares

Best Quarter – June 30, 2020	34.04%
Worst Quarter – March 31, 2020	-23.72%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2023 was 4.03%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

Grandeur Peak Global Reach	1 Year	5 Years	Since Inception (June 19, 2013)
Investor
Return Before Taxes	-34.54%	3.80%	8.47%
Return After Taxes on Distributions	-34.54%	2.16%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	20.44%	3.17%	6.98%
Institutional
Return Before Taxes	-34.37%	4.05%	8.72%
MSCI ACWI Small Cap Index (reflects no deductions for fees, expenses, or taxes)	-18.27%	3.68%	7.33%
MSCI ACWI IMI Index (reflects no deductions for fees, expenses, or taxes)	-18.00%	5.48%	7.90%

Existing Grandeur Peak Global Stalwarts Fund

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Annual Total Returns (years ended 12/31)

Best Quarter – June 30, 2020	37.80%
Worst Quarter – June 30, 2022	-25.35%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2023 was 2.83%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (September 2, 2015)
Investor
Return Before Taxes	-39.55%	2.89%	7.71%
Return After Taxes on Distributions	-39.55%	2.03%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	-23.41%	2.47%	6.35%
Institutional
Return Before Taxes	-39.39%	3.15%	7.99%
MSCI ACWI Mid Cap Index (reflects no deductions for fees, expenses, or taxes)	-18.37%	4.00%	7.36%

Existing Grandeur Peak International Opportunities Fund

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Annual Total Returns (years ended 12/31)

Best Quarter- June 30, 2020	36.12%
Worst Quarter- March 31, 2020	-25.50%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2023 was 4.39%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Investor
Return Before Taxes	-34.47%	1.26%	7.80%
Return After Taxes on Distributions	-34.48%	-0.16%	6.50%
Return After Taxes on Distributions and Sale of Fund Shares	-20.40%	1.14%	6.29%
Institutional
Return Before Taxes	-34.21%	1.52%	8.03%
MSCI ACWI ex USA Small Cap Index (reflects no deductions for fees, expenses, or taxes)	-19.57%	1.08%	5.65%
MSCI ACWI ex USA IMI Index (reflects no deductions for fees, expenses, or taxes)	-16.15%	1.32%	4.46%

Existing Grandeur Peak International Stalwarts Fund

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Annual Total Returns (years ended 12/31)

Best Quarter- June 30, 2020	36.19%
Worst Quarter- June 30, 2022	-23.03%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2023 was 3.99%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (September 2, 2015)
Investor
Return Before Taxes	-37.61%	3.05%	8.31%
Return After Taxes on Distributions	-37.63%	2.53%	7.89%
Return After Taxes on Distributions and Sale of Fund Shares	-22.26%	2.53%	6.81%
Institutional
Return Before Taxes	-37.48%	3.31%	8.57%
MSCI ACWI ex USA Mid Cap Index (reflects no deductions for fees, expenses, or taxes)	-18.66%	0.20%	4.63%
MSCI ACWI ex USA Small Cap Index (reflects no deductions for fees, expenses, or taxes)	-19.57%	1.08%	5.85%

Existing Grandeur Peak US Stalwarts Fund

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Annual Total Returns (years ended 12/31)

Best Quarter- June 30, 2021	12.21%
Worst Quarter- June 30, 2022	-20.83%

The Fund’s Institutional Class shares year-to-date returns as of March 31, 2023 was 4.07%.

Average Annual Total Returns
(for the periods ended December 31, 2022)

	1 Year	Since Inception (March 29, 2020)
Institutional
Return Before Taxes	-35.28%	18.63%
Return After Taxes on Distributions	-35.29%	18.34%
Return After Taxes on Distributions and Sale of Fund Shares	-20.89%	14.69%
MSCI US Mid-Cap Index	-18.04%	24.33%
MSCI US Small-Cap Index	-17.17%	25.36%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

For Funds with more than one share class, after-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

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Portfolio Managers

The portfolio managers will not change as a result of the Reorganizations. Information regarding the portfolio managers of each Existing Fund, their principal occupation for the past five years, compensation information and other accounts managed is incorporated herein by reference to the Existing Funds’ Prospectus and SAI, each dated August 31, 2022, as amended.

Investment Minimums

 Each New Fund will have identical initial and subsequent investment minimums to those of the corresponding Existing Fund. Those minimums are described below.

Existing Funds and New Funds

The minimum initial investment for Investor Class and Institutional Class shares is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent investment minimum for either share class. The Fund reserves the right to waive or change minimum and additional investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. Employees of the Adviser and their extended families are not subject to any initial or subsequent investment minimums.

Purchase and Sale of Fund Shares

Certain of the Existing Funds place, and the corresponding New Fund will place limitations on the ways in which shareholders may invest in the Funds. Such limitations for each applicable New Fund will be identical to those of the corresponding New Fund, and are described below.

Existing Funds and New Funds

The Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund are open through financial intermediaries to shareholders who currently hold a position in a Fund. Financial advisors with clients in a Fund are able to invest in the Fund for both existing as well as new clients. Each Fund remains open to all participants of retirement plans currently holding a position in a Fund. The Fund remains open to new and existing investors who purchase shares directly from Grandeur Peak Funds. The Fund retains the right to make exceptions to any Fund closure or limitation on purchases. The Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak US Stalwarts Fund are not subject to such limitations.

Distributions

Each New Fund will have an identical distribution schedule to that of the corresponding Existing Fund. Those schedules are described below.

Existing Funds and New Funds

The Funds normally pay income dividends and distribute capital gains, if any, on an annual basis. A Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

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Fiscal Year

Each Existing Fund currently operates on a fiscal year ending April 30. Each Existing Fund will be the accounting and performance survivor following the Reorganizations, meaning that each New Fund will assume the financial and performance history of the Existing Fund and will continue to operate on a fiscal year ending April 30.

Comparison of Valuation Procedures

The procedures by which Grandeur Peak Trust intends to value the securities of each New Fund are the same in all material respects as the procedures used by FIT to value the securities of each Existing Fund. In all cases where a price is not readily available, and no other means are available for determining a price, both Grandeur Peak Trust and FIT turn to their fair value procedures for guidance. Applying Grandeur Peak Trust’s valuation policies after the Reorganizations to the New Funds is not expected to result in material differences in the New Funds’ net asset values compared to applying FIT’s valuation policies to each Existing Fund prior to the Reorganizations.

Distribution and Service (Rule 12b-1) Fees, Sales Charges, and Redemption Fees

The Existing Funds have adopted a plan of distribution for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the terms of the Plan, the Existing Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are shareholders in the Existing Funds. Each Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Investor Class shares of the Existing Funds.

The Plan permits the Existing Funds to use its Investor Class shares’ assets to make payments at an annual rate of up to 0.25% of an Existing Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of an Existing Fund’s Investor Class shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares and Plan fees may cost an investor more than other types of sales charges.

For each class of each Existing Fund, if you sell or exchange your shares after holding them 60 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. The Existing Funds do not impose sales charges.

The New Funds have adopted a Rule 12b-1 Plan that is the same in all material respects to the Existing Funds’ Rule 12b-1 Plan. Additionally, the New Funds will have the same short term redemption fee and will not impose sales charges.

MANAGEMENT

Investment Adviser

Grandeur Peak, subject to the authority of the Board of Trustees of FIT, is responsible for the overall management and administration of the Funds’ business affairs. Following the Reorganizations, Grandeur Peak, subject to the authority of the Board of Trustees of Grandeur Peak Trust, will be responsible for the overall management and administration of the New Funds. The Adviser commenced business operations in July 2011 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 136 South Main Street, Suite 720, Salt Lake City, Utah 84101.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Existing Grandeur Peak Global Opportunities Fund, the Grandeur International Opportunities Fund, the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Reach Fund, the Grandeur Peak Global Stalwarts Fund, the Grandeur Peak International Stalwarts Fund, the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Contrarian Fund and the Grandeur Peak US Stalwarts Fund each pay, and the corresponding New Fund will pay, the Adviser an annual management fee of 1.25%, 1.25%, 1.35%, 1.10%, 0.80%, 0.80%, 1.50%, 1.00% and 0.75% respectively, based on the Fund’s average daily net assets. The management fee is paid with respect to the Existing Funds, and will be paid with respect to the New Funds, on a monthly basis. A discussion regarding the basis for the FIT Board’s approval of the renewal of the Existing Funds’ Advisory Agreement is provided in the Existing Funds’ semi-annual report to shareholders for the period ended October 31, 2022. A discussion regarding the basis for the Grandeur Peak Trust Board’s approval of the New Funds’ investment advisory agreement will be included in the New Funds’ shareholder report for the fiscal period ended October 31, 2023.

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Expense Waiver

The Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) for each Fund (the “Expense Agreement”).

With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the amounts listed below based on the Funds’ average daily net assets through August 31, 2023, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess.

Grandeur Peak Emerging Markets Opportunities Fund	1.95%
Grandeur Peak Global Opportunities Fund	1.75%
Grandeur Peak Global Reach Fund	1.50%
Grandeur Peak Global Stalwarts Fund	1.35%
Grandeur Peak International Opportunities Fund	1.75%
Grandeur Peak International Stalwarts Fund	1.35%

With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the amounts listed below based on the Funds’ average daily net assets through August 31, 2023, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess.

Grandeur Peak Emerging Markets Opportunities Fund	1.70%
Grandeur Peak Global Contrarian Fund	1.35%
Grandeur Peak Global Explorer Fund	1.25%
Grandeur Peak Global Micro Cap Fund	2.00%
Grandeur Peak Global Opportunities Fund	1.50%
Grandeur Peak Global Reach Fund	1.25%
Grandeur Peak Global Stalwarts Fund	1.10%
Grandeur Peak International Opportunities Fund	1.50%
Grandeur Peak International Stalwarts Fund	1.10%
Grandeur Peak US Stalwarts Fund	1.00%

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The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to its expiration, except with the approval of the Fund’s Board of Trustees.

The Adviser has agreed to maintain the Funds’ expense waivers at the levels described above for at least one year from the New Funds’ commencement of operations. Following the Reorganizations, the Adviser will maintain the right to recoup expenses waived with respect to a Fund prior to each Reorganization.

In the event that each Reorganization is consummated and the Expense Agreement is not renewed with respect to a New Fund after the expiration of the one-year period, to the extent a Fund is relying on such Expense Agreement to reduce the Fund’s Total Annual Fund Operating Expenses, the expenses to the shareholders of that Fund would increase. If the Reorganizations do not occur, there is no assurance that the Funds’ expense waivers would continue beyond the current term of the Expense Agreement.

.

Management Fee Waiver

The Adviser has also contractually agreed to waive, with respect to each following Fund, annual management fees to the extent the assets of such Fund exceed the average daily net asset level specified below:

Fund	Management Fee with Waiver Applied	Applicable to Average Daily Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	1.00% (contractually 1.35%)	Above $400 million
Grandeur Peak Global Opportunities Fund	1.00% (contractually 1.25%)	Above $500 million
Grandeur Peak International Opportunities Fund	1.00% (contractually 1.25%)	Above $500 million

This waiver of management fees is not subject to recapture by the Adviser. Such fee waivers and reimbursements for the Existing Funds shall continue at least through August 31, 2023. These fee waivers may not be terminated or modified prior to their expiration, except with the approval of the Existing Fund’s Board of Trustees.

The Adviser has agreed to maintain the Funds’ management fee waivers at the levels described above for at least one year from the New Funds’ commencement of operations.

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In the event that each Reorganization is consummated and the management fee waiver is not renewed with respect to a New Fund after the expiration of the one-year period, to the extent a Fund is relying on such management fee waiver to reduce the Fund’s Total Annual Fund Operating Expenses, the expenses to the shareholders of that Fund would increase. If the Reorganizations do not occur, there is no assurance that the Funds’ management fee waivers would continue beyond the current term of the Expense Agreement.

During the most recent fiscal year ended April 30, 2022, the Existing Funds paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment adviser. Because the New Funds have not yet launched, the New Funds have not made any such payments.

Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual Advisory Fee to Investment Adviser (as a percentage of daily net assets)
Grandeur Peak Emerging Markets Opportunities Fund	1.35%	1.22%
Grandeur Peak Global Contrarian Fund	1.00%	0.95%
Grandeur Peak Global Explorer Fund	0.40%	0.00%
Grandeur Peak Global Micro Cap Fund	1.50%	1.50%
Grandeur Peak Global Opportunities Fund	1.25%	1.13%
Grandeur Peak Global Reach Fund	1.10%	1.09%
Grandeur Peak Global Stalwarts Fund	0.80%	0.80%
Grandeur Peak International Opportunities Fund	1.25%	1.13%
Grandeur Peak International Stalwarts Fund	0.80%	0.80%
Grandeur Peak US Stalwarts Fund	0.75%	0.75%

COMPARISON OF GOVERNING DOCUMENTS

The Existing Funds are governed by a revised Trust Instrument (the “FIT Trust Instrument”) and revised Bylaws (the “FIT Bylaws” and together with the FIT Trust Instrument, the “FIT Governing Documents”), each as previously amended. The New Funds will be governed by a Declaration of Trust (the “GP Declaration of Trust”) and Bylaws (the “GP Bylaws” and together with the GP Declaration of Trust, the “GP Governing Documents”). The GP Governing Documents will be similar in all material respects to the FIT Governing Documents, but below is a summary of certain non-material differences between such documents:

FIT Trust Instrument vs. GP Declaration of Trust

•	The FIT Trust Instrument includes that there shall be at least one but no more than twelve (12) trustees, while the GP Declaration of Trust includes that the number of trustees shall in no event be less than one nor more than fifteen (15).
•	Under the FIT Trust Instrument, a trustee may be removed at any meeting of the shareholders of FIT owning at least two-thirds of the outstanding shares. Under the GP Declaration of Trust, shareholders shall have the power to remove a trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.
•	The FIT Trust Instrument includes that the trustees may fix in advance a date, not exceeding ninety days preceding the date of any meeting of shareholders, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting. The GP Declaration of Trust provides that for the purposes of determining shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty days nor less than seven days before the date of any such meeting.

FIT Bylaws vs. GP Bylaws

•	Under the FIT Bylaws, a special meeting of the shareholders shall be called by the Secretary of FIT whenever (i) ordered by the trustees or (ii) requested in writing by the holder or holders of at least ten (10) of the outstanding shares entitled to vote. The GP Bylaws include that special meetings of shareholders shall be called by the board of trustees, chairman, or president of Grandeur Peak Trust upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote.
•	The FIT Bylaws provide that any action to be taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing. Under the GP Bylaws, any action may be taken without a meeting or prior notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.
•	The FIT Bylaws include that any action by the trustees may be taken without a meeting if a written consent thereto is signed by all the trustees. The GP Bylaws state that actions required or permitted to be taken by the Grandeur Peak Trust board of trustees may be taken without a meeting if a majority of the trustees shall individually or collectively consent in writing to that action.
•	Under the GP Bylaws, the GP Bylaws may be amended or repealed by the affirmative vote or written consent of two-thirds of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or the GP Bylaws. The FIT Bylaws do not contain a similar provision.

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COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

Independent Accountants

Deloitte & Touche LLP (“Deloitte”), located at 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as each Existing Fund’s independent accountant.  After the Reorganization, Deloitte will continue to serve as the independent accountant of each New Fund, and will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Shares of each Existing Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the ADI and the Existing Funds. After the Reorganizations, Northern Lights Distributors, LLC (an affiliate of Ultimus Fund Solutions, Inc.) (“NLD”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, will serve as underwriter and distributor of each New Fund’s shares pursuant to a distribution agreement between the Distributor and Grandeur Peak Trust, on behalf of each New Fund.

Administrator, Fund Accounting and Transfer Agency Services

ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ADI), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as each Existing Fund’s administrator, fund accountant and transfer agent. After the Reorganizations, Ultimus Fund Solutions, LLC (“Ultimus”) (an affiliate of NLD), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, will provide administration, fund accounting and transfer agent services to each New Fund.

Custodian

Brown Brothers Harriman & Co. (“BBH”), with its principal place of business located at 40 Water Street, Boston, MA 02109, serves as custodian for each Existing Fund’s assets (the “Custodian”). The Custodian holds in safekeeping certificated securities and cash belonging to each Existing Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to an Existing Fund. The Custodian also maintains certain accounts and records of the Funds. Following the Reorganizations, BBH will continue to serve as the custodian for each New Fund.

Compliance Services

ALPS provides a Chief Compliance Officer to FIT as well as related compliance services pursuant to a chief compliance officer services agreement. Northern Lights Compliance Services, LLC (an affiliate of NLD and Ultimus), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves in this capacity for Grandeur Peak Trust, and, accordingly, will provide these services to Grandeur Peak Trust with respect to each New Fund following the Reorganizations.

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Legal Services

Davis Graham & Stubbs LLP, located at 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as FIT’s legal counsel. Thompson Hine, LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the counsel to Grandeur Peak Trust and, accordingly, will be each New Fund’s legal counsel following the Reorganizations.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE FUNDS

Information regarding the Trustees and Officers of FIT is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

In connection with the Reorganizations, the operations of each New Fund will be overseen by the Board of Trustees of Grandeur Peak Trust (the “Grandeur Peak Trust Board”) in accordance with Grandeur Peak Trust’s Agreement and Declaration of Trust and Grandeur Peak Trust’s By-Laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. Grandeur Peak Trust’s Securities Act registration number is 333-269914.

The Grandeur Peak Trust Board will approve all significant agreements between/among each New Fund and the persons or companies that furnish services to each New Fund, including agreements with its distributor, Grandeur Peak, administrator, custodian and transfer agent. The day-to-day operations of each New Fund will be delegated to Grandeur Peak Trust and the New Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of Grandeur Peak Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

New Fund Independent Trustees

			Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 9, 2023, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	10	Northern Lights Fund Trust III (since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since January 9, 2023, Indefinite; Chairman of the Board since January 9, 2023.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	10	Northern Lights Fund Trust III (since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).

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Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since January 9, 2023, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015); AICPA Auditing Standards Board Member (2009-2012); Academic Fellow, United States Securities and Exchange Commission (2005-2006).	10	Northern Lights Fund Trust III (since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 9, 2023, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	10	Northern Lights Fund Trust III (since 2015).

*	Upon the closing of the Reorganizations, the Trust will be comprised of 10 active portfolios managed by Grandeur Peak Global Advisors, LLC.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

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New Fund Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Eric Kane 1981	President	Since January 9, 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).
Brian Curley 1970	Treasurer	Since January 9, 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Viktoriya Pallino 1995	Secretary	Since January 9, 2023, indefinite	Legal Administrator II, Ultimus Fund Solutions, LLC (since 2021); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since January 9, 2023, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln’s Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe’s clients range from closely held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup CapitalMarkets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Masters degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

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John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the Investment Company Institute and Mutual Fund Directors Forum. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields, which makes him particularly qualified to chair the Board’s Audit Committee. Dr. Taylor holds PhD, Master’s and Bachelors degrees in Accountancy and is a licensed Certified Public Accountant and serves as a member of two other mutual fund boards within the Northern Lights Fund Complex. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and has been serving a three-year term as President of the American Accounting Association (AAA) since August 2022 (as President-Elect 8/22-7/23, President 8/23-8/24, and Past President 8/24-8/25). Dr. Taylor previously served as Vice President-Finance of the AAA, and as President of the Auditing Section of the AAA. He previously served a three-year term on the AICPA’s Auditing Standards Board and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. Dr. Taylor is a member of two research teams that received grants from the Center for Audit Quality and has had his research widely published in leading academic accounting and practice journals. Dr. Taylor has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large-scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that brings diversity to Board deliberations.

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New Fund Board Leadership Structure and Oversight Responsibilities

The business of Grandeur Peak Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Grandeur Peak Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Grandeur Peak Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Grandeur Peak Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Grandeur Peak Trust’s purposes. The Board, officers, employees and agents of the Grandeur Peak Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board of Grandeur Peak Trust is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Grandeur Peak Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Grandeur Peak Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Grandeur Peak Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of Grandeur Peak Trust, the Funds and each shareholder.

Board Risk Oversight. The Board maintains an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial risk and reporting within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

New Fund Board Committees

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Grandeur Peak Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of Grandeur Peak Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Grandeur Peak Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Grandeur Peak Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Grandeur Peak Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee.

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Comparison of Trustees’ and Officers’ Fees

The Existing Funds

All Trustees receive a quarterly retainer of $33,500, plus $12,500 for each regular quarterly Board meeting attended. Trustees receive $5,000 for each non-quarterly special Board meeting attended. Trustees receive $5,000 for each non-quarterly special Committee meeting attended for which a corresponding non-quarterly special Board meeting is not held. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional quarterly retainer of $7,500 and $6,000, respectively. Information regarding amounts paid to the Trustees by the Existing Funds is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

The New Funds

All Trustees will receive compensation of $35,000 per year. The Chairman of the Board and the Chairman of the Audit Committee will also receive additional compensation of $8,400 and $6,000 per year, respectively.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Reorganization, FIT and Grandeur Peak Trust will receive an opinion of counsel to Grandeur Peak Trust to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Code, subject to customary assumptions and such representations as tax counsel may reasonably request of the Funds.

Each Existing Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code and believes that it has been, and expects to continue to be, relieved of federal income tax liability on its net investment income and net gains distributed to its shareholders. Each New Fund expects to operate on a fiscal and taxable year ended April 30 of each year, which is a continuation of the relevant Existing Fund’s taxable year ending April 30 of each year.

Subject to the exceptions set forth below, provided that each Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally, for each Reorganization:

•	The Existing Fund will not recognize any gain or loss as a result of the Reorganization;

•	The Existing Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding New Fund shares in exchange for such shareholder’s Existing Fund shares pursuant to the Reorganization;

•	The adjusted tax basis in and holding period for the Existing Fund’s assets will be maintained when transferred to the corresponding New Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

•	The Existing Fund shareholder’s aggregate tax basis in the New Fund shares that it receives pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Existing Fund shares held immediately before the Reorganization;

•	The Existing Fund shareholder’s holding period in the New Fund shares that it receives pursuant to the Reorganization will include such shareholder’s holding period in the Existing Fund shares held immediately before the Reorganization (provided that the relevant Existing Fund shares exchanged were held as capital assets by such shareholder);

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•	The consummation of the Reorganization will not terminate the taxable year of the Existing Fund. Instead, the part of the taxable year of the Existing Fund before the Reorganization will be included in the corresponding New Fund’s taxable year after the Reorganization; and

•	The New Fund will be treated for purposes of Section 381 of the Code just as the Existing Fund would have been treated if there had been no Reorganization.

No opinion will be obtained, and no assurance will be provided, concerning whether gain or loss may be recognized (i) in connection with the transfer of stock held by an Existing Fund in a passive foreign investment company as defined in Section 1297(a) of the Code, (ii) under U.S. federal income tax principles that require the recognition of gain or loss upon the transfer of assets regardless of whether such transfer is made pursuant to a reorganization under Code Section 368(a), (iii) on any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including Section 1256 of the Code), or (iv) by any shareholder of an Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting. No opinions will be obtained concerning any other federal income tax consequences or any state, local or foreign tax issues of any kind. Although FIT is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.

If any of the representations or assumptions on which the opinion of counsel to Grandeur Peak Trust relies is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the opinion of counsel to Grandeur Peak Trust concerning tax consequences of the Reorganization will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.

Shareholders are urged to consult their own tax advisers as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s particular tax circumstances.

VOTING SECURITIES, CAPITALIZATION, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Voting Securities

Shareholders of each Existing Fund at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting. Each shareholder will be entitled to one vote for each whole Existing Fund share and a fractional vote for each fractional Existing Fund share held as of the Record Date. As of the Record Date, there following shares were issued and outstanding:

Fund	Shares Outstanding and Number of Votes to Which Class is Entitled
Grandeur Peak Emerging Markets Opportunities Fund – Institutional Class	32,672,187
Grandeur Peak Emerging Markets Opportunities Fund – Investor Class	725,243
Grandeur Peak Global Contrarian Fund – Institutional Class	8,871,715
Grandeur Peak Global Explorer Fund – Institutional Class	1,712,548
Grandeur Peak Global Micro Cap Fund – Institutional Class	3,706,989
Grandeur Peak Global Opportunities Fund – Institutional Class	171,764,848
Grandeur Peak Global Opportunities Fund – Investor Class	21,217,080
Grandeur Peak Global Reach Fund – Institutional Class	16,144,930
Grandeur Peak Global Reach Fund – Investor Class	1,856,013
Grandeur Peak Global Stalwarts Fund – Institutional Class	11,540,935
Grandeur Peak Global Stalwarts Fund – Investor Class	2,197,045
Grandeur Peak International Opportunities Fund – Institutional Class	177,566,827
Grandeur Peak International Opportunities Fund – Investor Class	9,249,297
Grandeur Peak International Stalwarts Fund – Institutional Class	101,563,434
Grandeur Peak International Stalwarts Fund – Investor Class	1,892,343
Grandeur Peak US Stalwarts Fund – Institutional Class	6,708,557

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Capitalization

Each Existing Fund has Institutional Class, and certain Existing Funds have Investor Class, shares of beneficial interest. Each New Fund has Institutional Class, and certain corresponding New Funds have Investor Class, shares of beneficial interest—which have not yet been offered to the public. Each Existing Fund with Investor Class shares will have those shares exchanged for Investor shares of the corresponding New Fund, and each Existing Fund’s Institutional Class shares will be exchanged for Institutional Class shares of the corresponding New Fund. The following tables set forth, as of April 5, 2023, (1) (a) the capitalization of the Investor Class shares of the each applicable Existing Fund, (b) the capitalization of each Existing Fund’s Institutional Class shares; and (2) the pro forma capitalization of the Investor Class shares of each applicable New Fund, (b) the pro forma capitalization of each New Fund’s Institutional Class shares, each as adjusted showing the effect of the Reorganization had it occurred on such date.

Grandeur Peak Emerging Markets Opportunities Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$9,083,307	$9,083,307
Net asset value per share	$12.52	$12.52
Shares outstanding	725,243	725,243
Institutional Shares
Total net assets	$413,735,368	$413,735,368
Net asset value per share	$12.66	$12.66
Shares outstanding	32,672,187	32,672,187

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Grandeur Peak Global Contrarian Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Institutional Shares
Total net assets	$115,459,209	$115,459,209
Net asset value per share	$13.01	$13.01
Shares outstanding	8,871,715	8,871,715

Grandeur Peak Global Explorer Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Institutional Shares
Total net assets	$12,432,312	$12,432,312
Net asset value per share	$7.26	$7.26
Shares outstanding	1,712,548	1,712,548

Grandeur Peak Global Micro Cap Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Institutional Shares
Total net assets	$45,901,520	$45,901,520
Net asset value per share	$12.38	$12.38
Shares outstanding	3,706,989	3,706,989

Grandeur Peak Global Opportunities Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$71,002,853	$71,002,853
Net asset value per share	$3.35	$3.35
Shares outstanding	21,217,080	21,217,080
Institutional Shares
Total net assets	$589,857,094	$589,857,094
Net asset value per share	$3.43	$3.43
Shares outstanding	171,764,848	171,764,848

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Grandeur Peak Global Reach Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$26,807,578	$26,807,578
Net asset value per share	$14.44	$14.44
Shares outstanding	1,856,013	1,856,013
Institutional Shares
Total net assets	$235,954,177	$235,954,177
Net asset value per share	$14.61	$14.61
Shares outstanding	16,144,930	16,144,930

Grandeur Peak Global Stalwarts Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$31,051,353	$31,051,353
Net asset value per share	$14.13	$14.13
Shares outstanding	2,197,045	2,197,045
Institutional Shares
Total net assets	$165,520,287	$165,520,287
Net asset value per share	$14.34	$14.34
Shares outstanding	11,540,935	11,540,935

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Grandeur Peak International Opportunities Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$30,319,765	$30,319,765
Net asset value per share	$3.28	$3.28
Shares outstanding	9,249,297	9,249,297
Institutional Shares
Total net assets	$588,762,262	$588,762,262
Net asset value per share	$3.32	$3.32
Shares outstanding	177,566,827	177,566,827

Grandeur Peak International Stalwarts Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$30,242,210	$30,242,210
Net asset value per share	$15.98	$15.98
Shares outstanding	1,892,343	1,892,343
Institutional Shares
Total net assets	$1,638,041,383	$1,638,041,383
Net asset value per share	$16.13	$16.13
Shares outstanding	101,563,434	101,563,434

Grandeur Peak US Stalwarts Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Institutional Shares
Total net assets	$106,209,223	$106,209,223
Net asset value per share	$15.83	$15.83
Shares outstanding	6,708,557	6,708,557

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Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Existing Fund. A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Existing Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 5, 2023, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Existing Funds:

Title and Class	Name and Address of Shareholder	Type of Ownership	Percentage of Fund Owned
Grandeur Peak Emerging Markets Opportunities Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	20.66%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional Class	GRANDEUR PEAK DEFAULT DEALER ADVOCATE HEALTH & HOSPITALS CORPORATION 3075 HIGHLAND PKWY FL 6 DOWNERS GROVE IL 60515-5563	Record	18.83%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	37.14%
Grandeur Peak Emerging Markets Opportunities Fund – Investor Class	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN, PA 19355	Record	13.10%
Grandeur Peak Emerging Markets Opportunities Fund – Investor Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	30.23%
Grandueur Peak Emerging Markets Opportunities Fund – Investor Class	TD AMERITRADE, INC 4211 SOUTH 102ND STREET OMAHA, NE 68154	Record	8.32%
Grandeur Peak Emerging Markets Opportunities Fund – Investor Class	RAYMOND JAMES & ASSOCIATES, INC. 8889 PELICAN BAY BLVD STE 102 ST PETERSBURG, FL 33716	Record	6.67%
Grandeur Peak Emerging Markets Opportunities Fund – Investor Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	28.34%

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Grandeur Peak Global Contrarian Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	39.51%
Grandeur Peak Global Contrarian Fund – Institutional Class	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	Record	14.60%
Grandeur Peak Global Contrarian Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	24.59%
Grandeur Peak Global Explorer Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	18.84%
Grandeur Peak Global Explorer Fund – Institutional Class	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	Record	16.19%
Grandeur Peak Global Explorer Fund – Institutional Class	GRANDEUR PEAK GLOBAL ADVISORS, LLC 136 S MAIN ST STE 720 SALT LAKE CTY UT 84101-1623	Record	29.74%
Grandeur Peak Global Explorer Fund – Institutional Class	ADP BROKER DEALER C/0 ADP RETIREMENT SERVICES 71 HANOVER RD MSC 580 FLORHAM PARK, NJ 07932	Record	6.60%
Grandeur Peak Global Micro Cap Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	22.49%
Grandeur Peak Global Micro Cap – Institutional Class	PERSHING LLC ONE PERSHING PLAZA 2301 ROSECRANS AVE STE 5100 SAN FRANCISCO, CA 94111	Record	6.94%
Grandeur Peak Global Micro Cap – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	11.68%
Grandeur Peak Global Opportunities Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	37.90%
Grandeur Peak Global Opportunities Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	19.27%

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Grandeur Peak Global Opportunities Fund – Investor Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	49.20%
Grandeur Peak Global Opportunities Fund – Investor Class	TD AMERITRADE, INC 4211 SOUTH 102ND STREET OMAHA, NE 68154	Record	6.97%
Grandeur Peak Global Opportunities Fund – Investor Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	26.96%
Grandeur Peak Global Reach Fund – Institutional Class	EDWARD D. JONES & CO., L.P. 5550 E MCKELLIPS RD STE 101 MESA, AZ 85215	Record	18%
Grandeur Peak Global Reach Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	18.07%
Grandeur Peak Global Reach Fund – Institutional Class	ABILENE CHRISTIAN UNIVERSITY PO BOX 29139 ABILENE TX 79699-0001	Record	6.99%
Grandeur Peak Global Reach Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	24.51%
Grandeur Peak Global Reach Fund – Institutional Class	SEI PRIVATE TRUST COMPANY 717 17TH ST STE 1300 OAKS, PA 19456	Record	5.19%
Grandeur Peak Global Reach Fund – Investor Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	39.31%
Grandeur Peak Global Reach Fund – Institutional Class	TD AMERITRADE, INC 4211 SOUTH 102ND STREET OMAHA, NE 68154	Record	9.53%
Grandeur Peak Global Reach Fund – Investor Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	39.91%
Grandeur Peak Global Stalwarts Fund – Investor Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	41.93%

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Grandeur Peak Global Stalwarts Fund – Investor Class	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	Record	7.43%
Grandeur Peak Global Stalwarts Fund – Investor Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	38.75%
Grandeur Peak Global Stalwarts – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	33.01%
Grandeur Peak Global Stalwarts – Institutional Class	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	Record	7.53%
Grandeur Peak Global Stalwarts – Institutional Class	PERSHING LLC PO BOX 17463 ST GEORGE, UT 84770	Record	7.26%
Grandeur Peak Global Stalwarts – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	28.4%
Grandeur Peak International Opportunities Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	23.31%
Grandeur Peak International Opportunities Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	26.75%
Grandeur Peak International Opportunities Fund – Institutional Class	U.S. BANK 717 17TH ST STE 1300 MILWAUKEE, WI 53212	Record	7.81%
Grandeur Peak International Opportunities Fund – Institutional Class	RELIANCE TRUST COMPANY 201 17TH ST NW STE 1000 ATLANTA, GA 30363	Record	11.30%
Grandeur Peak International Opportunities Fund – Institutional Class	MSCS FINANCIAL SERVICES, LLC 717 17TH ST STE 1300 DENVER, CO 80202	Record	6.74%
Grandeur Peak International Opportunities Fund – Investor Class	MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS PO BOX 91331 SEWICKLEY, PA 15143	Record	5.61%

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Grandeur Peak International Opportunities Fund – Investor Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	38.94%
Grandeur Peak International Opportunities Fund – Investor Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	32.67%
Grandeur Peak International Stalwarts – Institutional Class	EDWARD D. JONES & CO., L.P. PO BOX 688 WEST CHESTER, OH 45069	Record	19.36%
Grandeur Peak International Stalwarts – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	25.31%
Grandeur Peak International Stalwarts – Institutional Class	PERSHING LLC PO BOX 968009 2301 ROSECRANS AVE STE 5100 WILTON, NH 03086	Record	18.48%
Grandeur Peak International Stalwarts – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	12.11%
Grandeur Peak International Stalwarts – Institutional Class	NORTHERN TRUST COMPANY, THE 801 S CANAL AREA C-1 SOUTH CHICAGO, IL 60675	Record	9.17%
Grandeur Peak International Stalwarts – Investor Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	49.07%
Grandeur Peak International Stalwarts – Investor Class	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	Record	9.53%
Grandeur Peak International Stalwarts – Investor Class	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Record	33.27%
Grandeur Peak Us Stalwarts Fund – Institutional Class	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	Record	50.06%
Grandeur Peak Us Stalwarts Fund – Institutional Class	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	Record	7.03%
Grandeur Peak Us Stalwarts Fund – Institutional Class	PNC BANK, N.A. PO BOX 94597 CLEVELAND, OH 44135	Record	30.76%

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As of December 31, 2022, the Officers and Trustees of FIT, as a group, owned less than 1% of each class of each Existing Fund.

Participation in the Shareholder Meeting

If you wish to participate in the Shareholder Meeting you may submit the proxy card included with this Proxy Statement or attend telephonically. Your vote is important no matter how many shares you own. You may vote in one of the following ways:

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	Vote on the internet at the website address printed on your proxy ballot;
•	Call the toll-free number printed on your proxy ballot; or
•	Attend the Shareholder Meeting and vote via the Internet at that time.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. While AST will endeavor to count all properly executed and returned proxies, shareholders voting by mail should mail their proxies with sufficient time for the proxy to be received no later than May 30, 2023. Shareholders voting by phone may vote up to the time of the Shareholder Meeting. Shareholders voting via the Internet may vote up to and during the Shareholder Meeting.

Shareholders who wish to participate in the Shareholder Meeting are welcome to do so. If you were a record holder of Fund shares as of the Record Date, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the Shareholder Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Shareholder Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Proof of ownership can be in the form of a copy/photo of your brokerage statement or your vote instruction form, or a letter from your intermediary. Please be aware that if you wish to vote at the Shareholder Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the meeting login information and instructions for voting during the Shareholder Meeting.

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For the proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a reorganization. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Reorganizations.

A signed proxy card or other authorization by an owner of a Fund’s shares that does not specify how the owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the proposal. In the event a shareholder returns an unsigned proxy card, AST will take steps to seek to validate the shareholder’s vote, including by calling the shareholder. See “Instructions for Signing Proxy Cards,” below.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the proposal.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Revocation of Proxies

Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting at that time. The address of the Secretary of FIT is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Shareholder Meeting in the same manner that proxies voted by mail may be revoked.

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Other Business

The FIT Board does not intend to bring any matters before the Shareholder Meeting other than the proposals described in this Proxy Statement, and the FIT Board is not aware of any other matters to be brought before the Shareholder Meeting by others. Because matters not known at the time of the solicitation may come before the Shareholder Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Shareholder Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

FIT is generally not required to hold annual meetings of shareholders, and FIT generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, FIT seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of FIT hereafter called should send the proposal to the Secretary of FIT at the FIT’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Quorum; Adjournment

As provided under the governing documents of FIT, the presence in person (in this case, via remote communication) or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for the adjournment of the Shareholder Meeting.

The presence of a quorum alone, however, is not sufficient to approve the Reorganizations (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the respective Reorganizations have not been received or in the discretion of such persons, the shareholder present in person (in this case, via remote communication) or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

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Vote Required

Approval of a Reorganization will require the affirmative vote of a majority of the shares voted in person (in this case, via remote communication) or by proxy of that Existing Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less. The vote for each Reorganization will be at the Fund level, meaning that the shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST (toll free) at 877-283-0321. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time and Saturday between 10:00 a.m. and 6:00 p.m. Eastern time.

Solicitation of Shareholder Vote

The Board of Trustees of FIT is making this solicitation of proxies. FIT has engaged, at Grandeur Peak’s expense, AST, located at 48 Wall Street, NY, NY 10005, to serve as proxy solicitor. The estimated fees anticipated to be paid to AST are approximately $175,000. Grandeur Peak will pay, out of its own legitimate profits, the cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies. In addition to solicitation by mail, FIT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each of the Existing Funds of whom they have knowledge, and Grandeur Peak will reimburse them for their expenses in so doing. Certain officers, employees and agents of FIT and Grandeur Peak may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Householding

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact 855-377-PEAK(7325) or send notice to P.O. Box 13664, Denver, CO 80201.

Additional Information

Additional Information Regarding the Existing Funds and the New Funds can be found in Appendix B.

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Appendix A

Agreement and Plan of Reorganization and Termination

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Reorganization Agreement”) is made as of this   day of  , 2023 by Grandeur Peak Global Trust, a Delaware statutory trust (“Acquiring Trust”), separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, Grandeur Peak Global Explorer Fund, (each a separate series of the Acquiring Trust, and each an “Acquiring Fund”); Financial Investors Trust, a Delaware statutory trust (“Selling Trust”), separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, Grandeur Peak Global Explorer Fund (each a separate series of the Selling Trust and each an “Acquired Fund”) (the Acquiring Funds and Acquired Funds may be referred to herein individually as a “Fund” and collectively as the “Funds”); Grandeur Peak Global Advisors LLC, a Delaware limited liability company (“Adviser”), the proposed investment adviser to each Acquiring Fund (only for purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 of this Reorganization Agreement). The principal place of business of the Adviser is 136 S. Main Street, Suite 720, Salt Lake City, UT 84101; the principal place of business of the Acquiring Trust is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; and the principal place of business of the Selling Trust is 1290 Broadway, Suite 1000, Denver, CO 80203. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Trust or the Selling Trust or the assets of any other series of the Acquiring Trust or the Selling Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of each Acquired Fund to the corresponding Acquiring Fund (as set forth in Exhibit A hereto), in exchange solely for shares of beneficial interest, no par value per share, of Investor Class shares and Institutional Class shares, as applicable, of the Acquiring Fund (collectively, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and

(b)	the pro rata distribution, on a class-by-class basis, as applicable, of all the Investor Class shares of the Acquiring Fund to the Investor Class shareholders of the Acquired Fund, and, if applicable, of all of the Institutional Class shares of the Acquiring Fund to the Institutional Class shareholders of the Acquired Fund (as calculated pursuant to this Reorganization Agreement), and the termination, dissolution and complete liquidation of the Acquired Funds as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (each a “Reorganization” and collectively, the “Reorganizations”).

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WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, each Acquired Fund is a separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund has been organized to continue the business and operations of the Acquired Fund;

WHEREAS, each Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, each Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE Acquired FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

acquired Funds’ LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE acquired funds

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the corresponding Acquiring Fund. In consideration for such transfer, each Acquiring Fund agrees (a) to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of Acquired Fund shares computed in the manner set forth in Section 2.3 of this Reorganization Agreement; and (b) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the corresponding Acquired Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2 ASSETS TO BE TRANSFERRED. Each Acquired Fund shall transfer all its assets to the corresponding Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement).

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1.3 LIABILITIES TO BE ASSUMED. Each Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including the Adviser). Notwithstanding the foregoing, each Acquiring Fund shall assume all liabilities of the corresponding Acquired Fund, which assumed liabilities shall include all of the corresponding Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing:

(a) Each Acquired Fund will distribute all of the corresponding Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 of this Reorganization Agreement on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Reorganization Agreement) (“Acquired Fund Shareholders”), in proportion to their corresponding class of Acquired Fund shares then held of record and in constructive exchange therefore. That distribution shall be accomplished by the Acquiring Trust’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Acquired Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Acquired Fund Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares of the applicable class having an aggregate NAV equal to the aggregate NAV of the corresponding class of Acquired Fund shares that the Acquired Fund Shareholder holds at the Valuation Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on its books. The corresponding Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer; and

(b) each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Reorganization Agreement.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the corresponding Acquiring Fund’s transfer agent. Shares of each Acquiring Fund will be issued at the Closing to the corresponding Acquired Fund, in an amount computed in the manner set forth in Section 2.3 of this Reorganization Agreement, to be distributed to the corresponding Acquired Fund Shareholders.

1.6 STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of each Acquired Fund, and shall file final tax returns with the State of Delaware and elsewhere to the extent required under applicable law.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

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1.8 TERMINATION. Each Acquired Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, as soon as possible following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Reorganization Agreement (but no later than six (6) months after the Closing Date). After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby.

1.9 BOOKS AND RECORDS. All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing Date. Each Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10 INITIAL SHARES. Prior to the Closing, each Acquiring Fund will issue one share of Investor Class shares and one share of Institutional Class shares (each, an “Initial Share” and collectively, “Initial Shares”) to the Adviser or an affiliate thereof (“Sole Shareholder”), in exchange for $10.00 each for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for the same value per share immediately prior to the Closing.

ARTICLE II
VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES. The value of each Acquired Fund’s net assets shall be the value of all of the Acquired Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) less the amount of all of the Acquired Fund’s liabilities as of the Valuation Date. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust’s Pricing Policy and Procedures and the corresponding Acquired Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of each class of the Acquiring Fund Shares shall be the aggregate net asset value of each class of the Acquired Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2 VALUATION OF SHARES. The NAV per share for the Investor Class of each Acquiring Fund shall be equal to the NAV per share for the Investor Class of the corresponding Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement. The NAV per share for the Institutional Class of each Acquiring Fund shall be equal to the NAV per share for the Institutional Class of the corresponding Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement.

2.3 SHARES TO BE ISSUED.

(a) The number of full and fractional Investor Class shares to be issued by an Acquiring Fund in exchange for the net assets of the corresponding Acquired Fund attributable to the Investor Class of the Acquired Fund shall be equal to the number of full and fractional Investor Class shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Investor Class shareholder of the corresponding Acquired Fund will receive the number of full and fractional shares of Investor Class shares of the Acquiring Fund equal to the number of full and fractional Investor Class shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

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(b) The number of full and fractional Institutional Class shares to be issued by an Acquiring Fund in exchange for the net assets of the corresponding Acquired Fund attributable to the Institutional Class of the Acquired Fund shall be equal to the number of full and fractional Institutional Class shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Institutional Class shareholder of the corresponding Acquired Fund will receive the number of full and fractional shares of Institutional Class shares of the Acquiring Fund equal to the number of full and fractional Institutional Class shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

2.4 EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Reorganization Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Funds or the Acquired Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5 DETERMINATION OF VALUE. All computations of value shall be made by ALPS Fund Services, Inc. (“ALPS”), the Acquired Funds’ administrator, in accordance with its regular practice in pricing the shares and assets of each Selling Fund and confirmed by Ultimus Fund Solutions, LLC (“Ultimus”), the Acquiring Funds’ accounting agent. In the case of differences in valuation, the parties shall discuss in good faith to resolve on the Closing Date.

ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on [DATE], 2023 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE on the Closing Date at the offices of [TO BE DETERMINED] in [CITY, STATE] or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Acquired Funds shall cause Brown Brothers Harriman & Co., as custodian for each Acquired Fund (“Custodian”), to deliver to the Acquiring Funds at the Closing a certificate of an authorized officer stating that (a) each Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Funds to the custodian for the Acquiring Funds for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Funds as of the Closing Date for the account of the corresponding Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

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3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Funds shall cause ALPS, as transfer agent for the Acquired Funds (“Acquired Fund Transfer Agent”), to deliver to the Acquiring Funds at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the corresponding Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver or cause Ultimus, its transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the corresponding Acquired Fund that such Acquiring Fund Shares have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUNDS. The Selling Trust, on behalf of each Acquired Fund, represents and warrants to the corresponding Acquiring Fund as follows:

(a) The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquired Fund is a separate series of the Selling Trust duly established in accordance with the applicable provisions of the Selling Trust’s Declaration of Trust, as amended.

(c) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to shareholder approval) will not result, in a conflict with or a material violation of any provision of the Selling Trust’s Declaration of Trust or By-Laws (collectively, the “Selling Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) Except for conversion fees, if any, that may be paid to the Acquired Fund Transfer Agent and the Acquired Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Acquired Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

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(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Reorganization Agreement. The Acquired Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) Financial Statements.

(1) The annual financial statements of the Acquired Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(2) The semi-annual financial statements of the Acquired Fund for the most recently ended semi-annual fiscal period ended were prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Acquired Fund, or net redemptions shall not constitute a material adverse change.

(i) All U.S. federal, state, local and other tax returns and reports of the Acquired Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to have been paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been (i) asserted against the Acquired Fund or (ii) threatened against the Acquired Fund in writing, or to the knowledge of the Acquired Fund, other than in writing.

(j) All issued and outstanding shares of the Acquired Fund are validly issued and fully paid and non-assessable purchasers of the shares will not have any obligation to make payments to the registrant or its creditors (other than the purchase price for the shares) or contributions to the registrant or its creditors solely by reason of the purchasers’ ownership of the shares by the Acquired Fund. All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent as provided in Section 3.3 of this Reorganization Agreement. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund and has no outstanding securities convertible into shares of the Acquired Fund.

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(k) At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l) Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Selling Fund and the Selling Trust’s Board of Trustees. Subject to approval by the Acquired Fund Shareholders, this Reorganization Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n) The current prospectus and statement of additional information of the Acquired Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o) From the effective date of the Registration Statement (as defined in Section 5.7 of this Reorganization Agreement), through the time of the meeting of the Acquired Fund Shareholders (“Acquired Fund Meeting”) and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) For each taxable year of its operations ending prior to the Closing Date, the Acquired Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. The Acquired Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

(q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Reorganization Agreement by the Selling Trust on behalf of the Acquired Fund, except for the effectiveness of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), the Selling Trust’s filing with the Commission of a proxy statement on Schedule 14A, and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in Section 5.2 of this Reorganization Agreement.

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(r) The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the corresponding Acquired Fund as follows:

(a) The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust.

(c) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Amended Agreement and Declaration of Trust or By-Laws, as revised, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g) The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

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(h) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j) The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s Registration Statement (as defined in Section 8.6 of this Reorganization Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the Registration Statement will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(k) The Acquiring Fund (i) will elect or maintain an election to be a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 8.6 of this Reorganization Agreement, and the filing of any documents that may be required under the laws of the Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

(n) The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

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4.3 REPRESENTATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS. Each of the Acquiring Trust and the Selling Trust, on behalf of the Acquiring Funds and Acquired Funds, respectively, represents and warrants to the other, as follows:

(a) To the knowledge of the Acquiring Trust or the Selling Trust, as applicable, no expenses incurred by an Acquired Fund or on its behalf, in connection with its Reorganization will be paid or assumed by the Acquiring Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(b) To the knowledge of the Acquiring Trust and the Selling Trust, the Acquired Funds’ Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

ARTICLE V
COVENANTS OF ACQUIRING FUNDS AND Acquired FUNDs

5.1 OPERATION IN ORDINARY COURSE.

(a) Subject to Section 1.2 of this Reorganization Agreement, each Acquired Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. Each Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2 SHAREHOLDER APPROVAL. Each Acquired Fund will call a special Acquired Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4 ADDITIONAL INFORMATION; COOPERATION. Each Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares as permitted by shareholder account registrations. The Selling Trust and the Acquiring Trust will provide each other and their respective representatives with such reasonable cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax return, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

5.5 FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, each Acquired Fund covenants that it will, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

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5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of each Acquired Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF PROXY STATEMENT AND PROXY MATERIALS. The Selling Trust will prepare and file, or shall have prepared and filed, with the Securities and Exchange Commission (“Commission”) a proxy statement on Schedule 14A relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (“Proxy Statement”). The Proxy Statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Proxy Statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Acquired Fund Meeting to consider the approval of this Reorganization Agreement and the transactions contemplated herein.

5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of an Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund.

5.9 TAX STATUS OF REORGANIZATIONS. The parties intend that each Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, each Acquired Fund, the Acquiring Trust or the corresponding Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.10 [Reserved]

5.11 STATEMENT OF ASSETS AND LIABILITIES. Each Acquired Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the corresponding Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.12 CONFIDENTIALITY.

(a) The Acquiring Trust, each Acquiring Fund, the Selling Trust, each Acquired Fund, and the Adviser ("Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

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(b) In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF EACH Acquired FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Trust and the corresponding Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The corresponding Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3 The Acquiring Trust, on behalf of the corresponding Acquiring Fund, shall have executed and delivered to the Selling Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

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6.4 The Acquired Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund substantially to the effect that:

(a) The Acquiring Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b) The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that the consideration of not less than NAV has been paid, the corresponding Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d) Each of the Registration Statement and Post-Effective Amendment is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or Code of Regulations.

(g) This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the corresponding Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Selling Trust, on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Thompson Hine LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Thompson Hine LLP and local counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

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ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations, covenants, and warranties of the Selling Trust and the corresponding Acquired Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The corresponding Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The corresponding Acquired Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing.

7.3 The Acquiring Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a) The Selling Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust, to carry on its business as an open-end investment company. The corresponding Acquired Fund has been established as a separate series of the Selling Trust under the Declaration of Trust.

(b) The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquired Fund of the transactions contemplated herein, except as have been obtained.

(d) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust’s Declaration of Trust, as amended (assuming approval of the Acquired Funds Shareholders has been obtained) or its By-Laws.

(e) This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Selling Trust on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Acquired Fund enforceable against the Selling Trust on behalf of the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Davis Graham & Stubbs LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP and local counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

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7.4 Each Acquired Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement):

8.1 This Reorganization Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

8.2 This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, each in accordance with Rule 17a-8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3 The Acquiring Trust, on behalf of and with respect to each Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5 All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6 The Acquiring Trust’s registration statement on Form N-1A relating to each Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“Registration Statement”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for these purposes shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7 The Funds shall have received an opinion of Thompson Hine LLP, addressed to the Acquiring Trust, the Selling Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to each Reorganization for U.S. federal income tax purposes:

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(a) The transfer of all of each Acquired Fund’s assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution, by class, by the Acquired Fund of all the Acquiring Fund Shares to the corresponding Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) Under Section 1032(a) of the Code, no gain or loss will be recognized by an Acquiring Fund upon the receipt of all the assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund.

(c) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by an Acquired Fund upon the transfer of all the Acquired Fund’s assets to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d) Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of an Acquired Fund upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to a Reorganization.

(e) Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to a Reorganization will be the same as the aggregate adjusted basis of the Acquired Fund shares exchanged therefor by such shareholder.

(f) Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(g) Under Section 362(b) of the Code, the adjusted basis of each of the assets of an Acquired Fund that is transferred to the corresponding Acquiring Fund will be the same as the adjusted basis of such assets to the Acquired Fund immediately before the Reorganization.

(h) Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

(i) The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the corresponding Acquired Fund would have been treated if there had been no Reorganization, the tax attributes of the Acquired Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

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No opinion will be expressed as to (1) the effect of a Reorganization on an Acquired Fund or the corresponding Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) whether either an Acquired Fund or Acquiring Fund qualifies or will qualify as a regulated investment company; (4) the federal income tax consequences of the payment of Reorganization Expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (5) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Acquired Fund shareholder that is a foreign person; (6) the effect of a Reorganization on an Acquired Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (7) the effect of the Reorganization on any shareholder of an Acquired Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (8) whether accrued market discount, if any, on any market discount bonds held by an Acquired Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and each Acquired Fund and the corresponding Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this Section 8.7 of this Reorganization Agreement.

ARTICLE IX
EXPENSES

9.1 The Funds will pay no Reorganization Expenses. The Adviser will pay all Reorganization Expenses including, but not limited to: (a) expenses associated with the preparation and filing of the Registration Statements and Post-Effective Amendment and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund, including fees to counsel of the Selling Trust and counsel to the Independent Trustees of the Selling Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Selling Trust in connection with the Reorganizations; (g) run off insurance obtained by the Acquired Trust with respect to the Acquired Funds; and (h) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). For avoidance of doubt, if a Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2 At the Closing, the Adviser shall pay the estimated costs of the Reorganizations pursuant to Section 9.1, and any remaining balance within thirty (30) days after the Closing.

9.3 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or an Acquiring Fund, as the case may be, as a RIC.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

10.2 Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 5.12, 9.1, 9.2 and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1 This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a) a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Acquired Fund, respectively.

11.2 In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Acquired Fund, the Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1 This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Acquired Fund Meeting called by the Acquired Funds pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

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ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.

13.2 This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Reorganization Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to conflict of laws.

13.4 This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Acquired Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Funds and the Board of Trustees of the Selling Trust on behalf of the Acquired Funds and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Reorganization Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

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(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

GRANDEUR PEAK GLOBAL TRUST, separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, and Grandeur Peak Global Explorer Fund	FINANCIAL INVESTORS TRUST, separately on behalf of each of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, Grandeur Peak US Stalwarts Fund, and Grandeur Peak Global Explorer Fund
By:	By:
Name:	Name:
Title:	Title:

The undersigned is a party to this Reorganization Agreement for the purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 only

GRANDEUR PEAK ADVISORS, LLC

By:
Name:
Title:

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EXHIBIT A

Column A (Acquiring Funds)	Column B (Selling Funds)
Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Emerging Markets Opportunities Fund
Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Contrarian Fund
Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Micro Cap Fund
Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Opportunities Fund
Grandeur Peak Global Reach Fund	Grandeur Peak Global Reach Fund
Grandeur Peak Global Stalwarts Fund	Grandeur Peak Global Stalwarts Fund
Grandeur Peak International Opportunities Fund	Grandeur Peak International Opportunities Fund
Grandeur Peak International Stalwarts Fund	Grandeur Peak International Stalwarts Fund
Grandeur Peak US Stalwarts Fund	Grandeur Peak US Stalwarts Fund
Grandeur Peak Global Explorer Fund	Grandeur Peak Global Explorer Fund

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Appendix B

Additional Information Regarding the Existing Funds and the New Funds

Purchase and Sale of Fund Shares Information

Existing Funds: Information regarding how purchases, exchanges, and redemptions may be made with respect to the Existing Funds is incorporated herein by reference to the Existing Funds’ Prospectus  dated August 31, 2022, as amended.

New Funds: Once launched, purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

Tax Information

Tax information with respect to the Existing Funds is incorporated herein by reference to the Existing Funds’ Prospectus dated August 31, 2022, as amended. This information for the New Funds will be identical to that of the Existing Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

Information regarding payments to broker-dealers and other financial intermediaries is incorporated herein by reference to the Existing Funds’ Prospectus dated August 31, 2022, as amended. This information for the New Funds will be identical to that of the Existing Funds.

Other Shareholder Information

Existing Funds Information regarding how the Existing Funds’ shares are priced, how to purchase and redeem Existing Fund shares, the Existing Funds’ policies with respect to frequent purchases and redemptions, and the tax consequences to shareholders of buying, holding, exchanging and selling shares of the Existing Funds is incorporated herein by reference to the Existing Funds’ Prospectus  dated August 31, 2022, as amended.

New Funds: Except for the discussions included below, this information will be the same in all material respects for the New Funds to that of the Existing Funds.

HOW TO PURCHASE SHARES

You may purchase shares of the New Funds by sending a completed application form to the following address:

Regular Mail

Grandeur Peak Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

Express/Overnight Mail

Grandeur Peak Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

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The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 855-377-PEAK(7235) for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund’s shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Transactions through www.grandeurpeakglobal.com: You may purchase a Fund’s shares and redeem a Fund’s shares through the Fund’s website www.grandeurpeakglobal.com. To establish Internet transaction privileges, you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, the Distributor and the Funds’ transfer agent cannot assure you that trading information will be completely secure.

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There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, Distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 855-377-PEAK(7235) for more information about the Funds’ Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. The Fund does not accept cash, drafts, travelers checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks, or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the relevant Fund and share class;

•

•         the dollar amount of shares to be purchased; and

•

•         a completed purchase application or investment stub check payable to the “Grandeur Peak Emerging Markets Opportunities Fund”; “Grandeur Peak Global Contrarian Fund”; “Grandeur Peak Global Explorer Fund”; “Grandeur Peak Global Micro Cap Fund”; “Grandeur Peak Global Opportunities Fund”; “Grandeur Peak Global Reach Fund”; “Grandeur Peak Global Stalwarts Funds”; “Grandeur Peak International Opportunities Fund”; “Grandeur Peak International Stalwarts Fund” or “Granduer Peak U.S. Stalwarts Fund” as applicable.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 855-377-PEAK(7235) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders received by financial intermediaries authorized to do so on behalf of the Fund prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. If the NYSE closes early, you must place your order prior to the actual closing time. The net asset value and your share price may be determined earlier than 4 p.m. Eastern time in the event that the NYSE closes early. As noted below in the section titled “By Broker/Intermediary,” the Funds have authorized one or more broker/intermediaries to receive on their behalf purchase and redemption orders. If your broker/intermediary has not been authorized to receive orders on behalf of the Fund, your order or request will not be accepted and processed by the Fund. Please contact your broker/intermediary if you are not sure if they have been authorized by the Funds.

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With certain limited exceptions, the Funds are available only to U.S. citizens or residents. Certain tax-advantaged accounts can only be opened and maintained via written request. Please contact a shareholder services representative for more information.

Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. When purchasing shares, your request will be processed at the first NAV calculated after your purchase request is determined to be in good order. For wire purchases, the wire transfer must be received before the purchase request is deemed to be in good order.

A request or transaction will generally be regarded by a Fund as being in “good order” if it is received within the time frame prescribed, if it includes the information the Fund lists as being necessary, and (in the case of written requests or instructions) if the request or instruction is properly signed by an authorized person.

PAYMENTS TO SELECT FINANCIAL INTERMEDIARIES AND OTHER ARRANGEMENTS

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Funds). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Funds or their shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Funds to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

HOW TO REDEEM SHARES

The Funds typically expect that it will take up to three business days following receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Regular Mail Grandeur Peak Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Grandeur Peak Funds c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022

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Redemptions by Telephone: The telephone redemption privilege is automatically available to all new account. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 855-377-PEAK(7235). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem shares up to $50,000. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions through www.grandeurglobal.com: You may redeem your shares through the Funds’ website www.grandeurglobalcom. Shares from a tax-sheltered retirement account cannot be redeemed through the Funds’ website. For complete information regarding Internet transactions, please see the section above entitled “Transactions Through www.grandeurglobal.com.” A redemption request through the website will not be honored if a medallion signature guarantee is required as described below.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-855-969-8464 for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Funds’ assets. The securities will be chosen by the Funds and valued under the Funds’ NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank.

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

•

•         The request must identify your account number;

•

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

•          If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

FREQUENT PURCHASES AND SALES OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing, including:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”;
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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CLOSING OR REOPENING FUNDS

The Adviser or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the integrity of a Fund’s investment strategy or objective. Hard closing or soft closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. The Adviser believes that closing Funds or restricting inflows through some or all channels from time-to-time is in the best interest of Fund shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that the Adviser believes assets could be invested without impairing the Fund, the Adviser may reopen the Fund. The Adviser retains the right to make exceptions to any action taken to close or limit inflows into a Fund.

HOW FUND SHARES ARE PRICED

Shares of each Fund are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has designated the Adviser as the “Valuation Designee” to execute these procedures. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

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The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Basic Information

The information on the cover page of the Existing Funds’ SAI is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended. The New Funds will have the same names, classes and ticker symbols as the Existing Funds. The cover pages of the New Funds’ SAI will be the same in all material respects to that of the corresponding Existing Fund, except that once launched, copies of the New Funds’ prospectus may be obtained without charge by contacting the Funds’ Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 855-377-PEAK (7325). You may also obtain a prospectus by visiting the Funds’ website at http://www.grandeurpeakglobal.com.

Fund History

The discussion of the Existing Funds’ history is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended. Each New Fund’s history will be the same in all material respects to that of the corresponding Existing Fund’s history, except that the New Funds will become the accounting and performance survivors following the Reorganizations and the Grandeur Peak Global Trust was organized on January 9, 2023.

Description of the Fund and Its Investments and Risks

Each Existing Fund, except for the existing Grandeur Peak Global Explorer Fund, is classified as diversified. The Grandeur Peak Global Fund is classified as non-diversified. Each New Fund will have the same classification as the corresponding Existing Fund. The description of the Existing Funds’ investments and risks is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. The description of the New Funds’ investments and risks will be identical to the description of the Existing Funds’ investments and risks.

Disclosure of Portfolio Holdings

Existing Funds: The Existing Funds’ policies and procedures with respect to the disclosure of the Existing Funds’ portfolio securities is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

New Funds: A discussion of the New Funds’ policies with respect to the disclosure of the New Funds’ portfolio securities is below.

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The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Funds’ shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR two months after the end of each quarter/semi-annual period and on Form N-PORT 60 days after the end of each fiscal quarter.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Funds and that the recipient is subject to a duty to keep the information confidential and not trade on material non-public information.

Grandeur Peak Global Advisors, LLC. Personnel of the Adviser, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Brown Brothers Harriman & Co. is custodian for the Funds; therefore, its personnel have full daily access to the Funds' portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Deloitte & Touche LLP is the Funds' independent registered public accounting firm; therefore, its personnel have access to the Funds' portfolio holdings in connection with auditing of the Funds' annual financial statements and providing other audit, tax and related services for the Funds.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Funds, as determined by the Trust’s Chief Compliance Officer and must be subject to a duty to keep the information confidential and not trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

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Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Code of Ethics

Existing Funds: The discussion of the Existing Funds’ code of ethics is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

New Funds: A discussion of the New Funds’ code of ethics is below.

The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers (the “Code”) to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

Existing Funds: The discussion of the Existing Funds’ proxy voting policy is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

New Funds: A discussion of the New Funds’ proxy voting policy is below.

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that the Adviser will vote all proxies that are received on the Funds’ behalf.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Funds’ interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. The Adviser’s proxy voting policy is the same as the copy of the Adviser’s proxy voting policies attached to the Existing Funds’ SAI.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 855-377-PEAK(7235) and by accessing the information on proxy voting filed by the Funds on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 855-377-PEAK(7235) and will be sent within three business days of receipt of a request.

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Investment Advisory Services; Portfolio Managers; Brokerage Allocation and Other Practices

Information regarding the Existing Funds’ investment adviser, portfolio managers, including their other accounts managed, compensation, and ownership of securities, and brokerage allocation and other practices is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended. Such information with respect to the New Funds is the same in all material respects to that of the Existing Funds.

Capital Stock

Existing Funds. Information regarding the Existing Funds’ classes and other characteristics of the Existing Funds is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

New Funds: Each New Fund will have the same classes as the corresponding Existing Fund. Additional information regarding the New Funds is below.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

Purchase, Redemption and Pricing of Fund Shares

Existing Funds: Information regarding how to purchase and redeem Existing Fund shares and how Existing Fund shares are priced is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

New Funds: Information with respect to how to purchase and redeem New Fund shares once launched and how New Fund shares will be priced is described below.

Calculation of Share Price

The NAV of each Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of each Fund, by class, respectively.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

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Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Funds can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

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The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

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Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board’s Determination. The Board meets at least quarterly to consider the valuations provided by the Adviser and to ratify the valuations made for the applicable securities. The Board considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share plus sales charges, if any.

Redemption of Shares

The Funds redeem all or any portion of a shareholder’s shares of the Funds when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the New Funds’ Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Funds of securities owned is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How to Redeem Shares” in the New Funds’ Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Rule 12b-1 Plans

Information with respect to the Existing Funds’ Rule 12b-1 Plans is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. Information with respect to the New Funds’ Rule 12b-1 Plans will be the same in all material respects to that of the Existing Funds.

Taxation of the Funds

Existing Funds: Information with respect to taxation of the Existing Funds is incorporated herein by reference to the Existing Funds’ SAI  dated August 31, 2022, as amended.

New Funds: Information regarding taxation of the New Funds is below.

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The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the IRC.

The Funds intend to distribute all of their net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the IRC and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the IRC, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds’ assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds’ net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the IRC. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the IRC.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.

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Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Funds have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of the Funds’ shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional shares or cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the IRC, the Funds are required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of the Funds’ shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the IRC, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if each is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by a Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

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To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain passive foreign investment companies (“PFICs”) could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Funds are required to include its share of the company’s income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of each Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

Each Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Other Regulated Investment Companies

Generally, the character of the income or capital gains that the Funds receives from another investment company will pass through to the Funds’ shareholders as long as the Funds and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Funds will not be able to recognize their share of those losses until they dispose of shares of such investment company. Moreover, even when the Funds do make such a disposition, a portion of their loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Funds will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Funds invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Funds (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Funds invested directly in the securities held by the investment companies in which it invests.

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Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to “pass through” to the Funds’ shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder is notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities are treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables are treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities give rise to income which is required to be distributed and is taxable even though the Funds holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds are required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

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If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. After the end of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

Financial Statements

The Existing Funds’ financial statements are incorporated herein by reference to the Existing Funds’ annual report  for the fiscal year ended April 30, 2022. The New Funds have not yet commenced operations and accordingly, do not have financial statements to provide.

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FORM OF PROXY CARD

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING™

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

[Fund Name]

A Series of Financial Investors Trust

The undersigned hereby appoints each of Lucas Foss, Michael P. Lawlor, Alex Marks and Jaclyn Reed, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held telephonically at 10:00 a.m. Eastern time, on May 31, 2023 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the record date, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 2:00 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the shareholder meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-283-0321**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/alps/docs/2023proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

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[Fund Name]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

The transaction of such other business as may properly come before the Shareholder Meeting or any continuations after an adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

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